SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
           SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___________)


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
| | Preliminary Proxy Statement     |_| Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           GEOTEK COMMUNICATIONS, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No Fee Required
|_| Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

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    2)  Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)  Proposed maximum aggregate value of transaction:

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    5) Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amounts Previously Paid:

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2)       Form, Schedule or Registration Statement No.:

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4)       Date Filed:

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








                           GEOTEK COMMUNICATIONS, INC.

                             102 Chestnut Ridge Road
                           Montvale, New Jersey 07645





                                                                    May 30, 1997


DEAR STOCKHOLDER:

         You are cordially invited to attend the Annual Meeting of the Stockholders (the "Annual Meeting") of Geotek Communications, Inc. (the "Corporation") to be held on Wednesday, July 16, 1997, at 9:00 a.m., local time, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey.


         The proposals for the Annual Meeting relate to: (i) the election of eleven directors; (ii) an amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock; (iii) approval of the adoption of an Employee Stock Purchase Plan for the Corporation;
(iv) approval of the Corporation's 1994 Stock Option Plan, as amended and restated; (v) approval of the issuance of the shares of Common Stock underlying the Corporation's Series O Convertible Preferred Stock, Series P Convertible Preferred Stock and certain warrants issued or issuable in connection therewith; and (vi) the ratification of the appointment of Coopers & Lybrand L.L.P. as the Corporation's independent auditors for the 1997 fiscal year.

         We look forward to seeing you at the Annual Meeting. Whether or not you are planning to attend, I urge you to return the enclosed proxy at your earliest convenience if you own shares of Common Stock, Series H Cumulative Convertible Preferred Stock, Series I Cumulative Convertible Preferred Stock, Series K Cumulative Convertible Preferred Stock, Series L Cumulative Convertible Preferred Stock, Series M Cumulative Convertible Preferred Stock or Series N Cumulative Convertible Preferred Stock.


                                             Sincerely,



                                             YARON EITAN
                                             Chairman of the Board and
                                             Chief Executive Officer

                           GEOTEK COMMUNICATIONS, INC.

                             102 Chestnut Ridge Road
                           Montvale, New Jersey 07645

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 16, 1997

                              --------------------


         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Stockholders (the "Annual Meeting") of GEOTEK COMMUNICATIONS, INC. (the "Corporation") will be held on Wednesday, July 16, 1997, at 9:00 a.m., local time, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey to consider and act upon the following proposals: (i) the election of eleven directors; (ii) an amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock; (iii) approval of the adoption of an Employee Stock Purchase Plan for the Corporation; (iv) approval of the Corporation's 1994 Stock Option Plan, as amended and restated; (v) approval of the issuance of the shares of Common Stock underlying the Corporation's Series O Convertible Preferred Stock, Series P Convertible Preferred Stock and certain warrants issued or issuable in connection therewith; and (vi) the ratification of the appointment of Coopers & Lybrand L.L.P. as the Corporation's independent auditors for the 1997 fiscal year, as well as any other business which may properly come before the Annual Meeting.

         Holders of record of the Corporation's Common Stock, $.01 par value per share ("Common Stock"), Series H Cumulative Convertible Preferred Stock, $.01 par value per share (the "Series H Stock"), Series I Cumulative Convertible Preferred Stock, $.01 par value per share ("Series I Stock"), Series K Cumulative Convertible Preferred Stock, $.01 par value per share ("Series K Stock"), Series L Cumulative Convertible Preferred Stock, $.01 par value per share ("Series L Stock"), Series M Cumulative Convertible Preferred Stock, $.01 par value per share ("Series M Stock") and Series N Cumulative Convertible Stock, $.01 par value per share ("Series N Stock" and, collectively with the Series H Stock, the Series I Stock, Series K Stock, Series L Stock and Series M Stock, the "Voting Preferred Stock") as of the close of business on May 21, 1997 shall be entitled to notice of, to attend, and to vote at the Annual Meeting and any adjournment(s) thereof.

         All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, all holders of shares of Common Stock and Voting Preferred Stock are urged to complete and sign the enclosed proxy, and return it promptly to the Corporation. At any time prior to their being voted, proxies are revocable by delivering written notice to the Corporation in accordance with the instructions set forth in the Proxy Statement or by voting at the Annual Meeting in person.




                                             ROBERT VECSLER
                                             Secretary


         IT IS IMPORTANT, IF YOU ARE A HOLDER OF SHARES OF COMMON STOCK OR VOTING PREFERRED STOCK, THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU ARE A HOLDER OF SHARES OF COMMON STOCK OR VOTING PREFERRED STOCK, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER PROXY SOLICITATION.

                                                                    MAY 30, 1997

                           GEOTEK COMMUNICATIONS, INC.

                             102 Chestnut Ridge Road
                           Montvale, New Jersey 07645

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 16, 1997

                              --------------------

                                 PROXY STATEMENT

General Information

         This Proxy Statement (this "Proxy Statement") has been prepared and is being distributed in connection with the solicitation by the Board of Directors of Geotek Communications, Inc. (the "Corporation") of proxies in the enclosed form for use at the Annual Meeting of Stockholders of the Corporation to be held on Wednesday, July 16, 1997, at 9:00 a.m., local time, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey, and any adjournment(s) or postponement(s) thereof. (Such meeting and any adjournment(s) or postponements(s) thereof will be hereinafter referred to as the "Annual Meeting.")

Voting and Revocability of Proxies

         Unless authority to vote is withheld or an abstention is rendered with respect to the proposals, all shares represented by properly signed proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted (i) FOR the election of those persons set forth herein as nominees to the Board of Directors; (ii) FOR an amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock; (iii) FOR the proposal to approve the adoption of the Corporation's Employee Stock Purchase Plan; (iv) FOR the proposal to approve the adoption of the Corporation's 1994 Stock Option Plan, as amended and restated;
(v) FOR the proposal to approve the issuance of the shares of Common Stock underlying the Corporation's Series O Convertible Preferred Stock ("Series O Stock"), the Series P Convertible Preferred Stock ("Series P Stock") and certain warrants issued or issuable in connection therewith; and (vi) FOR the ratification of the appointment of Coopers & Lybrand L.L.P. as the Corporation's independent auditors for the 1997 fiscal year.

         As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the proposals referred to above. If any other business properly comes before the Annual Meeting, the persons designated in the enclosed proxy will vote on such business in accordance with their best judgment.

         Proxies for use by holders of the Corporation's Common Stock, $.01 par value per share ("Common Stock"), Series H Cumulative Convertible Preferred Stock, $.01 par value per share ("Series H Stock"), Series I Cumulative Convertible Preferred Stock, $.01 par value per share ("Series I Stock"), Series K Cumulative Convertible Preferred Stock, $.01 par value per share ("Series K Stock"), Series L Cumulative Convertible Preferred Stock, $.01 par value per share ("Series L Stock"), Series M Cumulative Convertible Preferred Stock $.01 par value per share ("Series M Stock") and Series N Cumulative Convertible Preferred Stock, $.01 par value per share ("Series N Stock" and, collectively with the Series H Stock, the Series I Stock, Series K Stock, Series L Stock and Series M Stock, the "Voting Preferred Stock") accompany this Proxy Statement.

         Any stockholder who executes and returns a proxy may revoke it at any time before it is exercised by delivering to Robert Vecsler, Secretary of the Corporation, at the offices of the Corporation at the address set forth above, either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

         This Proxy Statement is being first given or sent to the Corporation's stockholders on or about May 30, 1997.

For Additional Information

         Questions concerning the voting of your shares should be directed to Corporate Investor Communications, Inc. ("CIC") at (201) 896-1900, which you may call between the hours of 9:00 a.m. and 5:00 p.m. Monday through Friday.

Solicitation of Proxies

         The enclosed proxy is being solicited by the Board of Directors of the Corporation for use in connection with the Annual Meeting. The Corporation has engaged CIC to solicit proxies in connection with the Annual Meeting. The Corporation has agreed to pay CIC a fee of $5,000.00 and to reimburse CIC for its reasonable out-of-pocket expenses. Solicitation may also be made by directors, officers, employees and management of the Corporation; however, such persons will not receive any additional compensation for such solicitation. Proxies may be solicited in person or by mail, telephone, telegram, mailgram or other means. Brokers, nominees, fiduciaries and other custodians have been requested to forward such soliciting material to the beneficial owners of shares held of record by such custodians. Such custodians may be reimbursed for their expenses in accordance with rules promulgated by the National Association of Securities Dealers, Inc. ("NASD").

Voting Securities and Holders Thereof

         As of the close of business on May 21, 1997, the record date for receiving notice of and/or voting at the Annual Meeting, the Corporation had approximately 61,136,705 shares of Common Stock outstanding, 444,445 shares of Series H Stock outstanding, 20 shares of each of the Series I Stock and Series K Stock outstanding, 1,062,926 shares of Series L Stock outstanding, 1,150 shares of Series M Stock outstanding and 55,000 shares of Series N Stock outstanding. Each share of Common Stock is entitled to one vote, each share of Series H Stock is entitled to ten votes, each share of Series I Stock and Series K Stock is entitled to 42,553 votes, each share of Series L Stock is entitled to one vote, each share of Series M Stock is entitled to 1,052 votes, and each share of Series N Stock is entitled to 91 votes on each matter being submitted to the Corporation's stockholders at the Annual Meeting. As of such date, there were approximately 1330 holders of record of Common Stock and one holder of record of each of the Series H Stock, the Series I Stock and Series K Stock, two holders of record of the Series L Stock, eight holders of record of the Series M Stock, and 14 holders of record of the Series N Stock. Holders of Series O Stock and Series P Stock are not entitled to vote on the matters being submitted to stockholders herein.

         The total number of votes entitled to be cast at the Annual Meeting is 74,561,001.

         Abstentions and broker non-votes are not counted in the calculation of the vote. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on each matter to be acted upon at the Annual Meeting shall constitute a quorum for the purposes of consideration and action on that matter. In the election of directors, stockholders will not have cumulative voting rights and directors will be elected upon receiving the affirmative vote of a plurality of the votes cast by all stockholders entitled to vote thereon. The affirmative vote of a majority of the votes cast by all holders of Common Stock (voting as a separate class) and the affirmative vote of a majority of the votes cast by all holders of Common Stock and Voting Preferred Stock (voting together as a single class) is required in order to approve the proposal to amend the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock. Each other matter to be voted on shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

Information Concerning Nominees

         Each of the persons listed below has agreed to be named as a nominee for director in this Proxy Statement and has consented to serve as a director if elected. It is the intention of the persons named in the accompanying form of proxy to vote for those nominees listed below. The Corporation expects all nominees to be willing and able to serve. The Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated and who, for any reason, becomes unavailable for election as a director. If any of the nominees shall become unable to serve, the persons designated in the enclosed proxy will vote for the election of such other person or persons as the Board of Directors may recommend.

         Winston Churchill (a member of the Board of Directors of the Corporation), Yaron Eitan (Chairman and Chief Executive Officer of the Corporation), Evergreen Canada-Israel Investment & Co., Ltd. ("Evergreen"), S-C Rig Investments-III, L.P. ("S-C Rig") and Vanguard Cellular Systems, Inc. ("Vanguard") have agreed to vote their shares to elect a representative of each of Evergreen, S-C Rig and Vanguard, respectively, to the Board of Directors of the Corporation. This obligation shall continue with respect to each of the parties for so long as Vanguard, S-C Rig and Evergreen beneficially own at least 2,500,000, 2,500,000 and 1,000,000 shares of Common Stock, respectively. In the event that the beneficial ownership of any such party drops below its designated ownership level, then the agreement terminates with respect to such party only and the agreement continues in full force and effect with respect to the remaining parties thereto. See "Beneficial Owners and Management." Mr. Purnendu Chatterjee is the designated representative of S-C Rig and Mr. Haynes G. Griffin is the designated representative of Vanguard. Evergreen has waived its right to designate a representative to the Corporation's Board of Directors. The Corporation has also agreed to use its best efforts to have Mr. Eitan elected as a member of the Board of Directors during the term of his employment. See "Executive Compensation - Employment Agreements and Other Matters."

         Set forth below is certain information with respect to each of the nominees for election to the Corporation's Board of Directors.



Name                      Age  Position with Corporation/Background                                        Director Since

Judith C. Areen            52  Nominee for Director.  Executive Vice President for Law Center                   --
                               Affairs and Dean of the Law Center, Georgetown University, since
                               1989.  Professor of Law, Law Center, Georgetown University, since
                               1976.  Director of MCI Communications Corporation ("MCI"),
                               Washington, D.C. (communications) since 1992.

Walter E. Auch             76  Director.  Chairman and Chief Executive Officer of the Chicago                 1989
                               Board of Options Exchange, Chicago, IL (securities exchange),
                               August 1979 to December 1996.  Presently a Director of Smith
                               Barney Trak Fund, New York, NY (investment fund), Smith Barney
                               Concert Fund, New York, NY (investment fund), Banyan Funds,
                               Chicago, IL (real estate company), Pimco Advisors, L.P., Stamford,
                               CT (asset management company), Brinson Funds, Chicago, IL
                               (investment funds) and Nicholas/Applegate, San Diego, CA
                               (investment funds).



                                       -3-




Name                      Age  Position with Corporation/Background                                        Director Since

George Calhoun             44  Director.  Vice Chairman of Strategy and Technology of the                     1993
                               Corporation since October 1996. From July 1993
                               until October 1996, Mr. Calhoun served as
                               President of the Corporation's Wireless
                               Communications Group. Director of National Band
                               Three Limited, a wholly-owned subsidiary of the
                               Corporation ("NB3"), since July 1993. Mr. Calhoun
                               joined the Corporation in June 1992 as President,
                               Chief Operating Officer and director of
                               PowerSpectrum, Inc., a wholly-owned subsidiary of
                               the Corporation ("PowerSpectrum"). Chairman of
                               the Board of Geotek Technologies Israel (1992)
                               Ltd. (f/k/a PowerSpectrum Technology, Ltd.)
                               ("GTI"). Cofounder of International Digital
                               Communications Corporation (formerly
                               International Mobile Machines Corporation
                               ("IMM"), King of Prussia, PA, a corporation
                               engaged in the development of digital radio
                               technology. General Manager of the Equipment
                               Division of IMM, 1987 to 1990, and General
                               Manager of the Intellectual Property Licensing
                               Division of IMM, 1990 to 1992.

Purnendu Chatterjee        47  Director.  Director and President of S-C Rig Co., New York, NY                 1993
                               (general partner of S-C Rig, a Delaware limited partnership, the sole business of which is to make investments and the sole limited partner of which is a charitable trust created by Mr. George Soros).  Investor in public and private companies.  Dr. Chatterjee has been associated with the George Soros organization for approximately ten years.
                               Presently a director of Falcon Drilling Company, Inc., Houston, TX
                               (oil and gas) and Viatel, Inc., New York, NY (international voice long distance telecommunications services).

Winston J. Churchill       56  Director.  Chairman of the Executive Committee since 1991.                     1991
                               Chairman of the Board from 1991 until October 1996.  Principal of
                               CIP Capital Management, Inc., Wayne, PA, a private investment firm formed in 1989.  Practiced law with and served as Chairman of the
                               Banking and Financial Institutions Department and the Finance
                               Committee of Saul, Ewing, Remick & Saul, Philadelphia, PA, for 16
                               years prior thereto.  Director of Central Sprinkler Corp., Lansdale,
                               PA (sprinkler systems) since 1984 and of IBAH, Inc., Blue Bell, PA
                               (biotechnology company).

Jonathan C. Crane          47  Director.  President and Chief Operating Officer of the Corporation            1996
                               since October 1996.  From October 1995 until October 1996,
                               President of the Corporation's United States operations. President and
                               Chief Executive Officer of  LightStream Corporation, a start-up
                               ATM switch company, from January 1994 to January 1995. Prior to
                               January 1994, employed by MCI for nine years; rose from Regional
                               Vice President to Executive Vice President-Multinational Accounts.

Yaron Eitan                40  Director.  Chairman of the Board since October 1996.  Chief                    1989
                               Executive Officer of the Corporation since March 1989.  President of the Corporation from March 1989 until October 1996.  Since
                               August 1995, Chairman of the Board of Bogen Communications
                               International, Inc., a subsidiary of the Corporation ("Bogen"),
                               Ramsey, NJ (develops, produces and sells sound and
                               communications equipment, and telephone and telecommunications peripherals).  From April 1991 to August 1995, Chairman of the
                               Board of Bogen Corporation and Bogen Communications, Inc., both subsidiaries of Bogen. Chief Executive Officer of GTI since June
                               1992.  Director of GMSI, Inc., a majority-owned subsidiary of  the
                               Corporation ("GMSI"), since May 1993.  Director of NB3 since July
                               1993.



                                       -4-




Name                      Age  Position with Corporation/Background                                        Director Since

Haynes G. Griffin          50  Director.  President, Chief Executive Officer and Director of                  1994
                               Vanguard, Greensboro, NC (cellular
                               telecommunications carrier), since 1984. In 1993,
                               Mr. Griffin was appointed to the United States
                               Advisory Council on the National Information
                               Infrastructure. Presently a Director of Lexington
                               Global Asset Managers, Inc., Saddle Brook, NJ
                               (diversified financial services holding company)
                               and InterAct Systems, Incorporated, Norwalk, CT
                               (interactive multimedia company specializing in
                               in-store electronic marketing) and Chairman of
                               the Board of Directors of International Wireless
                               Communications Holdings, Inc., San Mateo, CA
                               (interactive wireless communications).

Richard Krants             53  Director.  President and Chief Executive Officer of Spectrum
                               Initiatives, Inc., Great River, NY (frequency consulting business), since July 1994. President and Chief Executive Officer of Metro Net,
                               Plainview, NY, October 1990 to January 1994.  Vice President of
                               Famous Make Communications, Inc., Plainview, NY (communications equipment), December 1979 to October 1993.

Richard T. Liebhaber       61  Director. Currently Director of Precision Systems, Inc., St.                   1995
                               Petersburg, Florida (telecommunications) and Alcatel, Richardson,
                               TX (manufacturing communications). Executive Vice President of
                               MCI from 1986 to June 1995.  Director of MCI from June 1992 to
                               June 1995.

William Spier              62  Director.  Chairman of the Board of the Corporation from August                1990
                               1991 to May 1992.  Director of USI Venture Corp. ("USI"), New
                               York, NY (holding company).  Chairman of the Board and CEO of
                               DeSoto Corp., Joliet, IL (detergent and household cleaning products manufacturer), May 1991 to September 1996.  Director of Video
                               Lottery Technologies, Inc., Bozeman, MT (video technology) since
                               1992; Keystone Consolidated Industries, Inc., Dallas, TX (steel and wire rod products manufacturer), since September 1996; Integrated
                               Technology USA, Inc., Teaneck, NJ (computer peripheral/
                               telecommunications device manufacturer) since 1996; and EA
                               Industries, Inc., West Long Branch, NJ (electronics contracting manufacturer) since 1995 .



         Mr. Churchill is paid $50,000 per year for serving as Chairman of the Executive Committee. Prior to October 1996, Mr. Churchill was paid $50,000 per year for serving as Chairman of the Board of Directors and Chairman of the Executive Committee. Mr. Eitan will receive no additional compensation for serving as the Corporation's Chairman of the Board. All other directors receive only stock options as compensation for acting as directors of the Corporation. During 1996, each director of the Corporation (including Messrs. Churchill, Calhoun, Crane and Eitan) received 10,000 options with an exercise price equal to the fair market value of the Common Stock on the date of grant. Directors are reimbursed for expenses related to their attendance at Board of Directors meetings. All options granted to directors expire ten years from the date of grant.

         During the Corporation's 1996 fiscal year, the Board of Directors held a total of eleven regularly scheduled and special meetings. All directors attended more than 75% of the meetings of the Board of Directors and all committees of which they were members held while they were serving on the Board of Directors during 1996.

         During the past five years, except as set forth below, none of the directors of the Corporation has been: (a) convicted in a criminal proceeding or
(b) a party to any civil proceeding as a result of which he has been subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or finding any violation with respect to such laws. On January 13, 1993, the Securities and Exchange Commission (the "Commission") filed a civil complaint in the United States District Court for the District of Massachusetts against certain defendants, including Dr. Chatterjee, wherein the Commission alleged that Dr.

Chatterjee engaged in conduct in violation of, or aided and abetted certain alleged violations of, Sections 10(b) and 14(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and certain rules promulgated thereunder. Dr. Chatterjee settled the Commission's action on the same date it was filed without admitting or denying the allegations of the complaint. Dr. Chatterjee consented to the entry of a Final Judgment restraining and enjoining him from, inter alia, violating, or aiding and abetting violations of, Sections 10(b) and 14(e) of the Exchange Act and the rules promulgated thereunder. Dr. Chatterjee also agreed to pay a civil penalty of $643,855.

Board Committees

         Set forth below is information concerning the standing committees of the Board of Directors.

         Executive Committee. The Executive Committee is authorized to exercise all of the authority of the Board of Directors in the management of the Corporation between Board meetings. The Executive Committee met four times during 1996. The present members of the Executive Committee are Messrs. Churchill, Eitan, Chatterjee, Griffin, Auch, Spier and Liebhaber.

         Audit Committee. The Audit Committee is responsible for overseeing the Corporation's internal accounting and auditing methods and procedures and recommending to the Board of Directors a firm of outside independent public accountants for the Corporation, the selection of which is being submitted for ratification by the Corporation's stockholders at the Annual Meeting. The Audit Committee meets with the outside independent public accountants and with internal audit to review their findings and recommendations. The Audit Committee met three times during 1996. The present members of the Audit Committee are Messrs. Krants, Sharer and Spier. Mr Sharer is not standing for re-election as a director of the Corporation.

         Compensation Committee. The Compensation Committee provides general oversight in all employee personnel matters through periodic meetings with management of the Corporation. A primary function of this committee is to review and determine the compensation of present and proposed members of management of the Corporation. The Compensation Committee met informally during 1996 to review certain employment agreements entered into by the Corporation with certain officers of the Corporation and acted periodically by unanimous consent to approve such agreements. The present members of the Compensation Committee are Messrs. Auch, Churchill, Eitan and Griffin.

         Rule 16b-3 Stock Option Committee. The Rule 16b-3 Stock Option Committee (the "16b-3 Committee") is responsible for administering the Corporation's stock option plans. The Rule 16b-3 Committee met informally during 1996 to discuss contemplated stock option grants and awards and acted periodically by unanimous consent to approve such grants and awards. The present members of the 16b-3 Committee are Messrs. Auch and Griffin.

Provisions Affecting Liability of Directors

         Pursuant to the Corporation's Restated Certificate of Incorporation, no director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of his fiduciary duty as a director, except for a breach of the director's duty of loyalty, for acts and omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, for transactions from which a director derived an improper personal benefit or for unlawful payment of dividends, stock purchases or redemptions pursuant to
Section 174 of the Delaware General Corporation Law. This provision offers persons who serve on the Board of Directors of the Corporation protection against awards of monetary damages for negligence in the performance of their duties. It does not affect the availability of equitable remedies such as an injunction or rescission based upon a director's breach of his duty of care. The Corporation's By-Laws also provide that the Corporation will indemnify any director or officer of the Corporation to the fullest extent authorized by Delaware law.

Recommendation of Board of Directors

         THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMMON STOCK AND VOTING PREFERRED STOCK VOTE FOR THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH ABOVE. The directors and officers of the Corporation intend to vote their shares in favor of the election of such nominees to the Board of Directors.

                                   PROPOSAL II

                  APPROVAL OF AN AMENDMENT TO THE CORPORATION'S
         RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000 SHARES OF COMMON STOCK

         The Board of Directors has unanimously adopted a resolution approving a proposal to amend the first paragraph of Article IV of the Corporation's Restated Certificate of Incorporation to increase the number of shares of Common Stock which the Corporation is authorized to issue from 135,000,000 to 200,000,000. The Board of Directors determined that such an amendment is advisable and directed that the proposed amendment be considered by the Corporation's stockholders at the Annual Meeting.

         The full text of the first sentence of Article IV of the Corporation's Restated Certificate of Incorporation, if amended as proposed, will be as follows:

                  The total number of shares of stock which this Corporation shall have authority to issue is 204,000,000 shares, consisting of 200,000,000 shares of Common Stock having a par value of $.01 per share, and 4,000,000 shares of Preferred Stock having a par value of $.01 per share.

         The amendment will not increase the number of shares of preferred stock authorized. The relative rights and limitations of the Common Stock and preferred stock would remain unchanged under the proposed amendment.

Purposes and Effects of Increasing the Number of Authorized Shares of Common
Stock

         The proposed amendment would increase the number of shares of Common Stock which the Corporation is authorized to issue from 135,000,000 to 200,000,000. The additional 65,000,000 shares, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock are not entitled to preemptive rights or cumulative voting.

         On May 21, 1997, the Corporation had 61,136,705 shares of Common
Stock issued and outstanding. In addition, an aggregate of approximately 63,755,410 shares of Common Stock were reserved for issuance by the Corporation, including shares reserved for issuance (i) upon exercise of options granted under the Corporation's employee stock option plans, (ii) upon exercise of warrants issued in connection with the acquisition of certain operating subsidiaries of the Corporation and certain financing arrangements of the Corporation, (iii) upon conversion of the issued and outstanding Voting Preferred Stock, Series O Stock, Series P Stock and convertible debt, and (iv) in connection with all transactions the Corporation has consummated through the date hereof.

         If all such options and warrants were exercised and all outstanding shares of Voting Preferred Stock, Series O Stock, Series P Stock and convertible debt were converted, the Corporation would have an aggregate of approximately 124,892,115 shares of Common Stock issued and outstanding. However, as described below, certain of the Corporation's convertible debt securities and the Series O Stock and Series P Stock are convertible into shares of Common Stock at a price equal to or less than the market price of the Common Stock at the time of conversion. Although the Corporation believes it has reserved a sufficient number of shares of Common Stock to provide for the conversion of this debt and the Series O Stock and Series P Stock, the Corporation cannot determine the ultimate number of shares which will be issued upon such conversions.

         More specifically, in October 1996, a wholly-owned subsidiary of the Corporation received a $24.5 million loan, which bears interest at 12% per annum (the "HNS Note") from Hughes Network Systems, Inc. ("HNS"). The HNS Note is convertible through October 1998, at the option of HNS, into shares of Common Stock at an exercise price equal to the lesser of 90% of the market price per share of Common Stock at the time of conversion or $9.75 per share. Based on a fair market value of $4.1875 per share (the closing price of the Common Stock on May 21, 1997), the full principal amount on the HNS Note would be convertible into 6,500,743 shares of Common Stock. As of May 21, 1997, the Corporation had reserved an aggregate total of 6,750,000 shares of Common Stock in order to have a sufficient number of shares of Common Stock available for issuance upon conversion of the HNS Note. To the extent that the market price of the Common Stock on the date of conversion of the HNS Note decreases, the number of shares of Common Stock issuable upon conversion of the HNS Note will increase, and the Corporation may be required to issue more shares of Common Stock upon conversion of the HNS Note than it has reserved for this purpose. The Corporation cannot determine the ultimate number of shares which will be issued upon conversion of the HNS Note.

         In addition, on December 31, 1996 and January 23, 1997, respectively, the Corporation issued and sold the Series O Stock and Series P Stock (collectively, the "New Preferred Stock") for an aggregate purchase price of $75.0 million. The New Preferred Stock is convertible into the number of shares of Common Stock determined by dividing (i) the sum of $50,000 stated value per share of New Preferred Stock plus all unpaid dividends accrued and deemed to have accrued, if any, with respect to such shares of New Preferred Stock through the last dividend payment date preceding the conversion by (ii) the lowest-daily volume-weighted average price of the Corporation's Common Stock during the four business days immediately preceding conversion multiplied by a conversion discount of (i) 95% for conversions after June 29, 1997 but prior to December 31, 1997, (ii) 90% for conversions after December 31, 1997 but prior to June 29, 1998, and (iii) 88% for conversions after June 29, 1998. The New Preferred Stock provides for a dividend at a rate of 10% per annum (12% per annum after a dividend payment default) of the stated value on a cumulative basis. The New Preferred Stock becomes convertible into Common Stock in stages during the fifteen (15) month period beginning April 1997 and remains convertible until December 31, 2001. Dividends accrue from the date of issuance and are payable quarterly, at the Corporation's option, in either shares of Common Stock or cash. As of May 21, 1997, 36.01 shares of New Preferred Stock were converted by the holders thereof into 457,929 shares of Common Stock. Assuming conversions of the remaining shares of New Preferred Stock occur after June 29, 1998 at an 88% conversion discount from $4.1875 (the closing price of the Common Stock on May 21, 1997), an additional 19,864,179 shares of Common Stock would be issuable upon conversion of such New Preferred Stock. In addition, if accrued and unpaid dividends on the outstanding shares of New Preferred Stock as of May 21, 1997 are converted into shares of Common Stock at a price of $4.1875 per share (the closing price of the Common Stock on May 21, 1997), up to 1,986,418 additional shares of Common Stock per year may be issued on account of such New Preferred Stock. Pursuant to agreements entered into in connection with the issuance and sale of the New Preferred Stock, the Corporation has reserved 12,000,000 shares of Common Stock for issuance upon conversion of, or payable as dividends on account of, the New Preferred Stock. If the New Preferred Stock is converted and dividends are paid in Common Stock at the current market price of the Common Stock, the Corporation will be required to issue more shares of Common Stock upon conversion and as dividends than it has reserved for this purpose. The Corporation cannot determine the ultimate number of shares which will be issued upon conversion or as dividends on the New Preferred Stock. If the proposed increase in the authorized number of shares of Common Stock is approved by the stockholders, the Corporation will be required to have reserved, at all times, 200% of the number of shares of Common Stock then issuable upon conversion of, or payable as dividends on account of, the New Preferred Stock.

         Further, if the Employee Stock Purchase Plan for the Corporation and the amendments to the Corporation's 1994 Stock Option Plan are approved by the stockholders, the Corporation will be required to reserve an additional 5,000,000 shares pursuant to such Plans, net of shares previously reserved by the Corporation pursuant to the 1989 Stock Option Plan.

         The Board of Directors recommends the proposed increase in the authorized number of shares of Common Stock to ensure that an adequate supply of authorized and unissued shares are available for (i) additional issuances under the Corporation's employee benefit plans, (ii) the raising of additional capital for the operations of the Corporation, (iii) the financing of the acquisition of other businesses, or (iv) conversion of the Corporation's debt and equity securities described above. Except as described above, there are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized and such shares would be available for issuance without further action by stockholders, unless required by the Corporation's Restated Certificate of Incorporation, its By-Laws or applicable law.

         The increase in the number of authorized shares of Common Stock has not been proposed for any anti-takeover purpose and the Board of Directors and members of management of the Corporation have no knowledge of any current effort to obtain control of the Corporation or to accumulate large amounts of its Common Stock. However, the availability of additional shares of Common Stock could make any attempt to gain control of the Corporation or of the Board of Directors more difficult. Shares of authorized but unissued Common Stock could be issued in an effort to dilute the stock ownership and voting power of any person or entity desiring to acquire control of the Corporation, which might have the effect of discouraging or making less likely such a change of control. Such shares could also be issued to other persons or entities who support the Board of Directors in opposing a takeover attempt that the Board of Directors has deemed not to be in the best interests of the Corporation and its stockholders.

         In evaluating the proposed amendment to the Corporation's Restated Certificate of Incorporation, stockholders should consider the effect of certain other provisions of the Corporation's Restated Certificate of Incorporation and ByLaws that may have anti-takeover consequences. These provisions include (a) the authorization of 4,000,000 shares of Preferred Stock, the terms of which may be fixed by the Board of Directors without further action by the Corporation's stockholders, (b) a provision that standing Directors may be removed only by a majority vote of stockholders entitled to vote, (c) a limitation on the ability of the Corporation's stockholders to call special stockholder meetings, and (d) a provision that vacancies in, and newly created directorships resulting from an increase in the authorized number of directors on, the Board of Directors may be filled by a majority of the remaining Directors.

Effective Date of Proposed Amendment and Recommendation of the Board

         If the proposed amendment to Article IV of the Restated Certificate of Incorporation of the Corporation is adopted by the required vote of the Corporation's stockholders, such amendment will become effective upon the filing by the Corporation of a Certificate of Amendment to the Corporation's Restated Certificate of Incorporation with the Secretary of the State of Delaware, which is expected to be accomplished as soon as practicable after stockholder approval is obtained. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMMON STOCK AND VOTING PREFERRED STOCK VOTE FOR THE PROPOSED AMENDMENT. The directors and officers of the Corporation intend to vote their shares in favor of this Proposal.


                                  PROPOSAL III

           APPROVAL OF THE ADOPTION OF AN EMPLOYEE STOCK PURCHASE PLAN
                               FOR THE CORPORATION

         At the Annual Meeting, the Board of Directors of the Corporation will be submitting to the stockholders a proposal to approve the adoption of an Employee Stock Purchase Plan for the Corporation (the "Purchase Plan") as approved by the Board of Directors in May 1997. The Purchase Plan allows all full-time employees of the Corporation, subject to certain limitations, to purchase shares of the Corporation's Common Stock at the lower of (i) the prevailing market price at the beginning of a month and (ii) the prevailing market price at the time of the purchase at the end of the month, less any applicable discount. Under the Purchase Plan, an eligible employee will specify the amount to be withheld from his or her paycheck and credited to an account established in his or her name. Amounts in the account will be applied to the purchase of shares of the Corporation's Common Stock on the last day of each month. The Purchase Plan is intended to comply with the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Purchase Plan is subject to approval by the stockholders within one year of the adoption of the Purchase Plan by the Board of Directors. As of the date hereof, the Corporation has not implemented the Purchase Plan and, consequently, it is not currently holding any funds from any participants.

Description of the Purchase Plan

         The Purchase Plan as adopted by the Board of Directors will be furnished without charge to any stockholder, upon the written request of such person. Requests for the Purchase Plan should be addressed to Robert Vecsler, Secretary of Geotek Communications, Inc., 102 Chestnut Ridge Road, Montvale, NJ 07645. The description of the Purchase Plan contained herein is qualified in its entirety by reference to the Purchase Plan.

         General. All full-time employees who have been employed for at least six months are eligible to participate in the Purchase Plan, other than employees owning five percent or more of the voting power or value of the Corporation and other than employees accruing rights to purchase stock at a rate which exceeds $25,000 for each calendar year. Pursuant to the terms of the Purchase Plan, employees may purchase shares of the Corporation's Common Stock at the lower of (i) the prevailing market price at the beginning of a month and
(ii) the prevailing market price at the time of the purchase at the end of the month, less any applicable discount. Such shares shall be purchased on the open market or from the Corporation's authorized but unissued shares. A maximum of 1,000,000 shares of the Corporation's Common Stock are available for purchase under the Purchase Plan. The Purchase Plan is not qualified under Section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         Participation Account. An eligible employee will be able to specify, before the commencement of each month, an amount to be withheld from his or her paycheck and credited to an account established for him or her. Amounts in the account will be applied to the purchase of shares of the Corporation's Common Stock on the last day of the month. The purchase price of such shares will be equal to the lower of the market price determined on the first day of the month and the last day of the month, less a discount of zero to fifteen percent (15%). The amount of such discount, if any, will be determined by the Committee from time to time. As of May 21, 1997, the market price for the Common Stock was $4.1875 per share. Only whole shares of Common Stock may be purchased by Purchase Plan participants. Amounts withheld from an employee's paycheck and not applied to the purchase of shares of Common Stock will remain credited to the employee's account.

         Withdrawal and Termination of Employment. A participant may elect to withdraw the amounts credited to his or her account by giving notice of hardship, to the Committee prior to the purchase date, and such amounts shall be paid as soon as practicable following the Committee's receipt of notice of hardship. Upon termination of an employee's employment for any reason other than death, all amounts credited to such employee's account shall be returned to him or her. Upon termination of an employee's employment due to death, his or her successor-in-interest shall have the right to elect before the purchase date either to withdraw the amount credited to his or her account or to apply such amounts to the purchase of Common Stock.

         Administration. The Purchase Plan is administered by the Board of Directors, which may delegate responsibility for such administration to a Committee of the Board of Directors consisting of not less than two persons. The Board of Directors may terminate the Purchase Plan at any time provided that, upon any termination of the Purchase Plan, all shares of Common Stock (or payroll deductions to the extent not yet applied to the purchase of shares of Common Stock) shall be distributed to the participants. The Board of Directors may amend the Purchase Plan from time to time in any respect, subject to stockholder approval where necessary, provided that no amendment shall affect the right of a participant to receive his or her proportionate interest in the shares (or his or her payroll deductions to the extent not yet applied to the purchase of shares of Common Stock).

Recommendation of Board of Directors

         THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMMON STOCK AND VOTING PREFERRED STOCK VOTE FOR THIS PROPOSAL. The directors and officers of the Corporation intend to vote their shares in favor of this Proposal.


                                   PROPOSAL IV

  APPROVAL OF THE CORPORATION'S 1994 STOCK OPTION PLAN, AS AMENDED AND RESTATED

         At the Annual Meeting, the Board of Directors of the Corporation will present to the stockholders a proposal to approve the adoption of an amendment and restatement of the Corporation's 1994 Stock Option Plan. The Corporation's 1994 Stock Option Plan was originally adopted by the Board of Directors effective December 7, 1994 and was intended as a plan to benefit non-executive employees of the Corporation to supplement the Corporation's 1989 Stock Option Plan, which benefited executive employees of the Corporation. In May 1997, the Corporation's 1994 Stock Option Plan was amended and restated by the Board of Directors and adopted as a continuation of the 1994 Stock Option Plan and as the sole stock option plan of the Corporation pursuant to which new grants will occur. Thus, no new grants will occur under the 1989 Stock Option Plan of the Corporation. Prior to May 1997, 4,500,000 options were authorized for issuance under the 1989 Stock Option Plan and 1,500,000 options were authorized for issuance under the 1994 Stock Option Plan, prior to amendment. The amended and restated 1994 Stock Option Plan (the "1994 Stock Option Plan") is intended as an additional incentive to eligible employees (including officers), non-employee directors, consultants and independent contractors through the issuance of options to purchase Common Stock. The Corporation believes that the 1994 Stock Option Plan is critical to the Corporation's effort to retain and incentivize key management personnel and other employees. The proposed amendments to the 1994 Stock Option Plan will, among other things, allow a cashless exercise feature for purposes of Stock Option exercises, increase the maximum number of options available for issuance from an aggregate of 6,000,000 options under the 1989 Stock Option Plan and the 1994 Stock Option Plan to 10,000,000 options, and provide that any forfeited shares underlying options granted under the Corporation's 1989 Stock Option Plan will be available for issuance under the 1994 Stock Option Plan. The proposed increase by 4,000,000 options of the maximum number of options available for issuance represents 6.5% of the Corporation's outstanding common stock as of May 21, 1997 and 3.3% of the number of shares of Common Stock outstanding and reserved for issuance as of such date. Prior to amendment, the 1994 Stock Option Plan did not cover officers and did not contain a cashless exercise feature.

         The 1994 Stock Option Plan as adopted by the Board of Directors will be furnished without charge to any stockholder, upon the written request of such person. Requests for the 1994 Stock Option Plan should be addressed to Robert Vecsler, Secretary of Geotek Communications, Inc., 102 Chestnut Ridge Road, Montvale, NJ 07645. The description of the 1994 Stock Option Plan contained herein is qualified in its entirety by reference to the 1994 Stock Option Plan.

         General. Employees eligible for participation in the 1994 Stock Option Plan include employees, officers, independent contractors and consultants who perform services for the Corporation or a subsidiary company, and non-employee directors ("Eligible Participants"). Under the terms of the 1994 Stock Option Plan, options to purchase 10,000,000 shares of Common Stock are available for issuance, including any forfeited shares underlying options granted pursuant to the Corporation's 1989 Stock Option Plan and made available under the 1994 Stock Option Plan. The 1994 Stock Option Plan is not qualified under Section 401(a) of the Code and is not subject to any provisions of ERISA.

         Administration. The 1994 Stock Option Plan is administered by a Committee appointed by the Board of Directors consisting of not less than two persons, each of whom are non-employee directors. The Committee has full power to administer and interpret the 1994 Stock Option Plan. The Committee has the authority to determine, within the limits established by the 1994 Stock Option Plan, the persons to whom options are granted and the number of shares subject to, exercise price of, period of exercise of and other terms and provisions of options granted pursuant to the 1994 Stock Option Plan.

         Shares. Each of the Stock Options will be granted for a term of up to ten years from the date of grant, subject to earlier termination on the optionee's death, disability or termination of employment or other relationship with the Corporation. The Stock Options are subject to vesting commencing on the date of grant and ending on the date or dates determined by the Committee. In the event of a change of control, as defined in the 1994 Stock Option Plan, the Committee has the right to accelerate the vesting of options or to terminate the 1994 Stock Option Plan and to exchange all Stock Options for options to purchase common stock in the successor corporation or distribute cash and/or other property to the participant. The Stock Options are not assignable or otherwise transferrable except by will or the laws of descent and distribution. The exercise price at which shares may be purchased pursuant to options granted under the 1994 Stock Option Plan is determined by the Committee. The Committee's current policy is to issue options at an exercise price equal to the greater of the market price at the time of grant and $6.00 per Share. As of May 21, 1997, the market price for the Common Stock was $4.1875 per share. The exercise price of the Stock Option is payable in cash, or, with the consent of the Committee, by a "cashless exercise", or by delivering shares of Common Stock already owned by the optionee, by a combination of cash and shares. Shares subject to Stock Options granted under the 1994 Stock Option Plan which lapse or terminate may again be granted under the 1994 Stock Option Plan. The Committee may offer to exchange new options for existing options, with the shares subject to the existing options being again available for grant under the 1994 Stock Option Plan.

         Amendments. The Committee has the full authority to amend the 1994 Stock Option Plan. If this Proposal IV is approved at the Annual Meeting, the amended and restated 1994 Stock Option Plan as approved by the Board of Directors shall be deemed effective as of May 1, 1997 and will terminate on May 1, 2007, the tenth anniversary of its effective date, unless earlier terminated by action of the Board of Directors.

         Federal Income Tax Consequences. The federal income tax consequences of an optionee's participation in the 1994 Stock Option Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to Stock Options.

         There are no federal income tax consequences to the optionee or the Corporation upon the grant of a Stock Option. Upon exercise of a Stock Option, the optionee will recognize ordinary income in the amount by which the fair market value of the Stock Option exceeds the exercise price of the Stock Option. The Corporation is allowed a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee at the time of exercise of a Stock Option. The optionee's holding period for purposes of determining whether any subsequently realized gain or loss will be long-term or short-term will begin at the time the optionee recognizes ordinary income. If, at the time of issuance of the option shares, the optionee is subject to the restrictions of
Section 16(b) of the Exchange Act, then the optionee generally will recognize ordinary income as of the later of (i) the date of exercise, or (ii) the expiration of six months from the date of the option grant, based upon the difference between the fair market value of the option shares at such time and the exercise price.

Recommendation of Board of Directors

         THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMMON STOCK AND VOTING PREFERRED STOCK VOTE FOR THIS PROPOSAL. The directors and officers of the Corporation intend to vote their shares in favor of this Proposal.

                                   PROPOSAL V

               APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK
       UNDERLYING THE CORPORATION'S SERIES O CONVERTIBLE PREFERRED STOCK,
            SERIES P CONVERTIBLE PREFERRED STOCK AND CERTAIN WARRANTS

         On December 31, 1996 and January 23, 1997, the Corporation issued and sold an aggregate of 1,500 shares of New Preferred Stock and warrants to purchase 2,550,000 shares of Common Stock to a group of institutional investors for an aggregate purchase price of $75 million. S-C Rig and certain of its affiliates, each of which is affiliated with Purnendu Chatterjee, a director of the Corporation, purchased $25 million aggregate amount of this New Preferred Stock and warrants to purchase 850,000 shares of Common Stock. See "Certain Relationships and Related Transactions." As discussed under Proposal II, the New Preferred Stock is convertible into Common Stock at a price which approximates or is less than the market price of the Common Stock at the time of conversion. Moreover, the Corporation is permitted to pay the 10% dividend on the New Preferred Stock in Common Stock. Because both the conversion and dividend rates applicable to the New Preferred Stock fluctuate with the market price of the Common Stock, the Corporation cannot determine the exact number of shares which will be issued upon conversion of, or as dividends on, the New Preferred Stock.

         This sale of New Preferred Stock provided the Corporation with an additional $75.0 million in working capital. If all of the warrants issued in connection with the New Preferred Stock are exercised, the Corporation will receive an additional $23.7 million in working capital. Such funds are essential to the Corporation's continued commercial implementation of the Corporation's integrated digital voice and data wireless communication network, which currently is planned for over 42 United States markets by the end of 1999. Such funds may also be used to fund the international expansion of the Corporation's business in the United Kingdom, Korea, Germany, Canada and other countries that may provide opportunities for continued commercial expansion of the Corporation's integrated digital voice and data wireless communication network and other wireless communications systems.

         In connection with the issuance of the New Preferred Stock, the Corporation agreed to seek the approval of its stockholders for the issuance of in excess of 11,977,389 shares of Common Stock (20% of the number of shares of Common Stock outstanding on the first date of issuance of the New Preferred Stock) upon (i) the conversion of, and as dividends on, the New Preferred Stock and (ii) the exercise of warrants issued in connection with the issuance of the New Preferred Stock.

         This proposal is being presented to the Corporation's stockholders in accordance with Rule 4460(i) of the NASD. Rule 4460(i) requires stockholder approval for the issuance of shares of common stock in a transaction or series of transactions involving (i) the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the Corporation equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

         As of May 21, 1997, a maximum of 20% (i.e., 300 shares) of the New Preferred Stock was convertible into Common Stock by the holders thereof, of which amount 2.4% (i.e., 36.01 shares) were converted by such holders as of such date. Based on the market price of the Corporation's Common Stock of $4.1875 per share on May 21, 1997, the outstanding New Preferred Stock as of such date would have been convertible into 2,334,678 shares of Common Stock. However, during the period ending June 1998, the remaining New Preferred Stock becomes convertible in stages and the discount increases in stages from 0% to 12%. Assuming all of the outstanding New Preferred Stock as of May 21, 1997 is converted after June, 1998 at a discount of 12% from the current market price of $4.1875 per share, such New Preferred Stock would be convertible into 19,864,179 shares of Common Stock. Such number of shares represents 33% of the number of shares of Common Stock issued and outstanding on December 31, 1996 (the first date of issuance of the New Preferred Stock) and represents 27% of the Corporation's voting power outstanding on December 31, 1996. In addition, 2,550,000 shares of Common Stock are issuable upon exercise of warrants issued in connection with the New Preferred Stock and shares of Common Stock may be issued as dividends on the New Preferred Stock, which issuances may increase these percentages.

         In the event the Corporation does not receive approval by the stockholders of this Proposal V, the Corporation would be required to redeem all shares of Common Stock issuable upon conversion of the New Preferred Stock or exercise of the warrants to the extent such shares exceed the amount the Corporation is permitted to issue pursuant to Rule 4460(i) of the NASD. Such redemption would require the Corporation (i) to pay, in cash, an amount per share equal to 110% of the market price for the shares of Common Stock that investors in the New Preferred Stock were not able to convert due to such limitation and (ii) to issue warrants to purchase 2,500 shares of Common Stock at an exercise price of $9.2625 per share for each share of New Preferred Stock redeemed. In the alternative, the Corporation may issue other securities with the same economic value (before taxes) as the securities redeemed. The Corporation is currently restricted pursuant to contractual arrangements from redeeming the New Preferred Stock for cash. Accordingly, in the event that stockholders do not approve this proposal, the Corporation would be required to redeem the New Preferred Stock in exchange for other securities of the Corporation, which would cause a substantial dilution of the shares of Common Stock currently outstanding.

         In light of the redemption obligation, failure to obtain stockholder approval pursuant to NASD Rule 4460(i) would adversely affect the Corporation's financial position and/or cause substantial dilution to the Corporation's stockholders. The resulting reduction in working capital could cause the Corporation to delay the commercial roll-out of the Corporation's integrated digital voice and data wireless communications network or to forego other opportunities for expansion.

Recommendation of Board of Directors

         THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMMON STOCK AND VOTING PREFERRED STOCK VOTE FOR THIS PROPOSAL. The directors and officers of the Corporation intend to vote their shares in favor of this Proposal.


                                   PROPOSAL VI

                               RATIFICATION OF THE
                      SELECTION OF COOPERS & LYBRAND L.L.P.
                    AS THE CORPORATION'S INDEPENDENT AUDITORS

         The Board of Directors of the Corporation has selected Coopers & Lybrand L.L.P. as independent auditors to examine and verify the accounts of the Corporation for the 1997 fiscal year, and to report thereon to the Board of Directors and the stockholders. This selection has been submitted for ratification or rejection at the Annual Meeting.

         The Corporation's financial statements for the year ended December 31, 1996 were audited by Coopers & Lybrand L.L.P., independent public accountants. Coopers & Lybrand L.L.P. has no interest or relationship with the Corporation except in the capacity of independent auditors, nor has that firm had any other interest or relationship with the Corporation in the past.

         Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting. Such representatives will have the opportunity at the Annual Meeting to make a statement, if they so desire, and will be available to respond to appropriate questions from the Corporation's stockholders.

Recommendation of Board of Directors

         THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMMON STOCK AND VOTING PREFERRED STOCK VOTE FOR THIS PROPOSAL. The directors and officers of the Corporation intend to vote their shares in favor of this Proposal.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth all cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Corporation and the other executive officers required to be reported pursuant to Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act for all services performed by such executive officers for the Corporation or its affiliates, whether paid by the Corporation, its affiliates or a third party. Except as set forth herein, none of the named executive officers received during the last three fiscal years any perquisites or other personal benefits, securities or property which had an aggregate value of greater than the lower of $50,000 or 10% of the total salary and bonus reported for such executive officer.



                                                     Annual Compensation          Long-Term Compensation (1)
                                                     -------------------          --------------------------

        Name & Principal                                                            Securities            All Other
            Position               Fiscal Year       Salary       Bonus       Underlying Options        Compensation
            --------               -----------       ------       -----       ------------------        ------------
Yaron I. Eitan                        1996          $268,269    $125,000             10,000             $ 165,762(2)
Chairman and Chief                    1995           249,982     100,000             10,000               142,862(2)
Executive Officer                     1994           224,025     125,000            960,000                36,919(2)

Jonathan Crane (3)                    1996          $253,942    $100,000            210,000             $  26,645(4)
President and Chief                   1995            56,741         -              300,000                 2,250
Operating Officer

George Calhoun                        1996          $175,000     $35,000             10,000             $  27,998(5)
Vice Chairman - Strategy              1995           175,000      30,000             10,000                   -
and Technology                        1994           173,543      35,000             10,000                   -

Yoram Bibring                         1996          $170,461     $35,000             60,000             $  39,474(6)
President and Chief Executive         1995           154,897      35,000             15,000                10,656(6)
Officer - Geotek International        1994           131,910      35,000                -                   8,557(6)
Networks

Michael McCoy(7)                      1996          $159,519     $35,000             20,000             $  66,242(8)
President and Chief Executive         1995           132,488      30,000             30,000                 8,806(8)
Officer - Geotek U.S.                 1994            14,536         -               30,000                   -
Operations



--------------------------

(1) Pursuant to SEC rules, columns (e), (f) and (h) have been omitted because none of the named executive officers received such form of compensation for the periods reported.

(2) Consists primarily of life insurance premiums and disability insurance premiums paid by the Corporation for Mr. Eitan aggregating $43,056 and $0, respectively, in 1996; $28,960 and $3,977, respectively, in 1995; and $28,960 and $3,699, respectively, in 1994; contributions by the Corporation to the Corporation's 401(k) plan on behalf to Mr. Eitan of $4,750 in 1996, $4,620 in 1995 and $4,260 in 1994; forgiveness of indebtedness payable by Mr. Eitan to the Corporation of $91,405 in 1996 and $100,000 in 1995; and a $20,000 payment by the Corporation to Mr. Eitan in 1996 in consideration for Mr. Eitan's agreement not to exercise certain options to purchase Common Stock of the Corporation until additional shares of Common Stock are authorized by the Corporation's stockholders. See "Executive Compensation - Compensation Committee Interlocks and Insider Participation."

(3)      Mr. Crane joined the Corporation in October 1995.

(4)      Consists primarily of relocation expense reimbursement of $17,183.

(5) Consists primarily of the forgiveness of indebtedness payable by Mr. Calhoun to the Corporation of $25,000.

(6) Consists primarily of life insurance premiums and disability insurance premiums paid by the Corporation for Mr. Bibring aggregating $6,500 and $0, respectively, in 1996, $6,500 and $2,211, respectively, in 1995, and $6,500 and $2,057, respectively, in 1994; and $30,288 of unused earned vacation time paid to Mr. Bibring in 1995.

(7)      Mr. McCoy joined the Corporation in November 1994.

(8) Consists primarily of living allowance and relocation expense reimbursement of $22,400 and $43,411, respectively in 1996; and living allowance of $5,200 in 1995.

Options

         The following tables contain information concerning option grants to, and option exercises by, the executive officers named in the Summary Compensation Table during fiscal 1996 and the value of the options held by such persons at the end of fiscal 1996.


                                                                                              Potential Realizable Value at
                               Number          % of Total                                         Assumed Rates of Stock
                           of Securities         Options                                          Appreciation for Option
                             Underlying          Granted        Exercise or                               Term(1)
                              Options         to Employees      Base Price     Expiration                 -------
       Name                  Granted(#)      In Fiscal Year     ($/Sh)(2)        Date             5%($)            10%($)
       ----                  -----------     --------------    ------------       ----             -----            ------
Yaron I. Eitan              10,000(3)             0.8%            $9.50        9/19/2006          $59,745          $151,405
Jonathan Crane             200,000(4)            15.8%            $8.00        11/1/2006         $843,342        $2,290,613
                            10,000(3)             0.8%            $9.50        9/19/2006          $59,745          $151,405
George Calhoun              10,000(3)             0.8%            $9.50        9/19/2006          $59,745          $151,405
Yoram Bibring               60,000(5)             4.4%           $10.00        3/21/2006         $475,070        $1,111,870
Michael McCoy               20,000(6)             1.6%           $13.00         6/2/2006         $187,826          $452,907


--------------------------

(1) In accordance with the rules of the Commission, "Potential Realizable Value" has been calculated assuming an aggregate ten-year appreciation of the fair market value of the Corporation's Common Stock on the date of grant, at annual compounded rates of 5% and 10%, respectively.

(2) The exercise price of each option reported hereunder was equal to or greater than the fair market value of the Corporation's Common Stock on the date such option was granted.

(3)      These options became exercisable on the date of grant.

(4) These options vest ratably over a five-year period, which commenced in November 1996.

(5) These options vest as follows: options to purchase 12,000 shares of Common Stock became exercisable in March 1997, options to purchase 12,000 shares of Common Stock become exercisable in March 1988 and options to purchase 36,000 shares of Common Stock become exercisable in March 1999.

(6) These options vest ratably over a five-year period, which commenced in June 1996.

     Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values

                                                            Number of Securities             Value of Unexercised
                                                           Underlying Unexercised                In-the-Money
                                                            Options at FY-End(#)           Options at FY-End ($)(1)
                        Shares Acquired     Value
         Name            on Exercise(#)    Realized     Exercisable      Unexercisable     Exercisable     Unexercisable
         ----            --------------    --------     -----------      -------------     -----------     -------------

Yaron Eitan                      0                0      1,307,295          675,000        $4,736,963                0
Jonathan Crane                   0                0         70,000          440,000                 0                0
George Calhoun              75,000         $704,250        186,780                0        $  957,005                0
Yoram Bibring               25,000         $152,250         63,000           72,000        $   67,800                0
Michael McCoy                    0                0         26,000           54,000                 0                0


--------------------------

(1) Value based on market value of the Corporation's Common Stock on December 31, 1996, or $7.125 per share, minus the exercise price.

Employment Agreements and Other Matters

         In March 1995, the Corporation and Mr. Churchill entered into an agreement pursuant to which Mr. Churchill agreed to serve as the Chairman of the Board of the Corporation and Chairman of the Executive Committee through March 31, 1998. In October 1996, this agreement was amended to provide that Mr. Churchill would continue to serve as the Chairman of the Executive Committee, but not as the Chairman of the Board of Directors. Under the agreement, Mr. Churchill is paid compensation of $50,000 per year and is eligible to receive bonuses at the discretion of the Compensation Committee. In addition, Mr. Churchill, was granted options to purchase 250,000 shares of Common Stock at prices ranging from $8.00 to $14.00 per share. The options became exercisable with respect to 83,333 shares upon issuance, an additional 83,333 shares on March 31, 1996 and an additional 83,333 shares on March 31, 1997.

         In March 1995, the Corporation entered into an agreement with Mr. Eitan pursuant to which he agreed to serve as the President and Chief Executive Officer of the Corporation through March 31, 1998. In October 1996, Mr. Eitan assumed the role of Chairman of the Board while continuing to serve as Chief Executive Officer. Under the agreement, Mr. Eitan is paid a base salary of $250,000 during the first year thereof, $275,000 per year during the second year thereof and $300,000 per year during the third year thereof. Mr. Eitan was also granted options to purchase an aggregate of 750,000 shares of the Corporation's Common Stock at prices ranging from $8.00 to $14.00 per share. These options vest over a three year period, with an exercise price for a substantial portion of the options at a price well above the market price of the Common Stock on the date of grant. In addition, Mr. Eitan is eligible to receive option grants at the discretion of the Compensation Committee. Mr. Eitan is eligible to receive such additional bonuses (including stock grant awards and options) as is determined by the Committee, whose determination is not required to be based on specific performance goals. The Compensation Committee of the Board of Directors awarded Mr. Eitan a bonus of $125,000 for the fiscal year ended December 31, 1996. See "Executive Compensation - Committee Interlocks and Insider Participation."

         Pursuant to Mr. Eitan's agreement, the Corporation provides Mr. Eitan with health, accident and individual disability insurance as well as a life insurance policy with benefits aggregating $1,500,000, with the beneficiaries thereunder to be named by him. Mr. Eitan also is reimbursed for out-of-pocket expenses incurred in connection with the performance of his duties. Mr. Eitan is also entitled to the use of an automobile and the payment of all expenses and maintenance costs attributed thereto as well as for the costs of insuring such vehicle. The Corporation has also agreed to use its best efforts to have Mr. Eitan elected as a member of the Board of Directors of the Corporation during the term of his employment agreement.

         In the event Mr. Eitan's employment with the Corporation is terminated for any reason other than his voluntary resignation, including a Change of Control, Mr. Eitan will be entitled to a payment in an amount equal to his then current annual base salary and the continuation of his health, disability and life insurance benefits then in effect for one year. In addition, all stock options granted to Mr. Eitan will immediately vest upon any such termination.

         The Company and Mr. Crane are currently negotiating the terms of an employment agreement pursuant to which Mr. Crane will continue to serve as President and Chief Operating Officer of the Company. Mr. Crane is presently paid an annual base salary of $275,000 and is afforded all employee benefits offered to senior executives and key management employees, including, without limitation, disability insurance, hospitalization insurance, major medical insurance, medical reimbursement, survivor income, life insurance and any other benefit plan or arrangement. Mr. Crane is reimbursed for all out-of-pocket expenses reasonably and necessarily incurred in the performance of his duties. Mr. Crane is also provided with an automobile and an allowance to cover all expenses and maintenance costs attributed thereto, as well as the cost of insuring such vehicle.

          In February 1997, the Company entered into an employment agreement with Michael McCoy pursuant to which he serves as President and Chief Executive Officer of Geotek USA, Inc., a wholly-owned subsidiary of the Company. Mr. McCoy's employment agreement provides for automatic one year extensions and will continue to be so automatically extended for additional one year periods unless the Company or Mr. McCoy provides the other party with ninety days' notice of its or his intention to terminate the employment relationship. Mr. McCoy is presently paid an annual base salary of $250,000, subject to annual reviews and adjustments, and is eligible to receive an annual bonus of up to $100,000 based upon his performance and the financial position of the Company. Mr. McCoy's employment agreement also provides for grants of options to purchase up to 80,000 shares of Common Stock. In addition, Mr. McCoy is entitled to receive additional option grants at the discretion of the Compensation Committee. Mr. McCoy is entitled to receive all employee benefits offered to senior executives and key management employees, including, without limitation, disability insurance, hospitalization insurance, major medical insurance, medical reimbursement, survivor income, life insurance and any other benefit plan or arrangement. Mr. McCoy is entitled to be reimbursed for all out-of-pocket expenses reasonably and necessarily incurred in the performance of his duties. Mr. McCoy is also entitled to the use of an automobile and an allowance to cover all expenses and maintenance costs attributed thereto, as well as the cost of insuring such vehicle. In certain instances, upon a Change of Control (as defined in his employment agreement), Mr. McCoy is entitled to receive as termination pay, an amount equal to six times his average monthly compensation during the twelve months prior to such Change in Control, which amount shall be increased to provide for the payment of federal, state and local taxes. Mr. McCoy is also entitled to immediate vesting of all stock options which he holds in the event of a Change in Control. The Company may terminate the employment agreement with Mr. McCoy for "cause" (as defined in his employment agreement) or in the event of the death or incapacity of Mr. McCoy. In the event the Company terminates Mr. McCoy for another reason, he will generally be entitled to an amount equal to twelve months salary.

         Mr. Calhoun serves as the Vice Chairman - Strategy and Technology of the Corporation. Mr. Calhoun is presently paid a base salary at the rate of $200,000 per year, subject to annual adjustments. Mr. Calhoun is entitled to receive all employee benefits offered to senior executives and key management employees, including without limitation, disability insurance, hospitalization insurance, major medical insurance, medical reimbursement, survivor income, life insurance and any other benefit plan or arrangement. Mr. Calhoun is entitled to be reimbursed for all out-of-pocket expenses reasonably and necessarily incurred in the performance of his duties. Mr. Calhoun also receives the use of an automobile and an allowance to cover all expenses and maintenance costs attributed thereto, as well as the cost of insuring such vehicle. The Corporation may terminate the employment agreement with Mr. Calhoun for "cause" (as defined in Mr. Calhoun's employment agreement). In the event Mr. Calhoun becomes disabled and the employment agreement terminates, Mr. Calhoun will be entitled to a payment equal to one year of base salary and the immediate vesting of all stock options granted to Mr. Calhoun. Upon certain "changes of control" (as defined in Mr. Calhoun's employment agreement) of the Corporation, Mr. Calhoun will be entitled to an amount equal to two years of his base salary and the immediate vesting of all options granted to Mr. Calhoun.

         In June 1994, the Corporation entered into a one year employment agreement with Mr. Bibring. The term of this agreement automatically extends for additional one year periods and will continue to be so automatically extended unless the Corporation or Mr. Bibring provides the other sixty days' advance notice of its or his desire to terminate the employment relationship. Pursuant to the agreement, the Corporation is obligated to pay Mr. Bibring a base salary at least equal to the base salary such executive received during 1994. The actual compensation payable to Mr. Bibring shall be determined by the Compensation Committee. Mr. Bibring is also eligible to receive an annual bonus in an amount determined by the Compensation Committee based upon Mr. Bibring's performance and the operating results and financial condition of the Corporation. In addition, Mr. Bibring is entitled to participate in all employee benefit plans and arrangements which are generally available to the Corporation's executive officers. The corporation may terminate the employment agreement with Mr. Bibring for "cause" (as defined in Mr. Bibring's employment agreement) or in the event of the death or incapacity of Mr. Bibring. In the event the Corporation terminates Mr. Bibring for another reason, Mr. Bibring will generally be entitled to six months salary. Upon certain "changes of control" (as defined in Mr. Bibring's employment agreement) of the Corporation, Mr. Bibring will be entitled to an amount equal to six times his average monthly compensation for the twelve month period preceding the change of control plus an amount sufficient to reimburse him for tax liabilities incurred as a result of such change of control payments. In addition, all stock options granted to Mr. Bibring will vest upon certain changes of control. In all instances, Mr. Bibring will be entitled to receive deferred compensation upon his termination in an amount equal to his current monthly salary multiplied by the number of years (or partial years) he was employed by the Corporation since January 1, 1990.

         Messrs. Eitan, Crane, Calhoun, Bibring and McCoy are each bound by their current or prior employment agreements to treat confidentially all proprietary information learned by them during the course of their employment with the Corporation for the term of each agreement and for three years thereafter. Each such officer has also agreed to refrain from competing, in any state of the United States (and in Israel with respect to Mr. Eitan), with the Corporation or any of its subsidiaries during the term of his agreement and for a period of three years thereafter. Each has also agreed to refrain from soliciting the Corporation's employees or officers following the termination of his employment.

Compensation of Directors

         All directors receive only options as compensation for acting as directors of the Corporation. During 1996, Mr. Churchill received $50,000 in compensation for serving as Chairman of the Board and Chairman of the Executive Committee. During 1996, each director (including Messrs. Calhoun, Churchill, Crane and Eitan) of the Corporation received 10,000 options with an exercise price equal to the fair market value of the Common Stock on the date of grant.
 Directors are reimbursed for expenses related to their attendance at Board of Directors meetings. All options granted to directors expire ten years from the date of grant.

         Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings including this Proxy Statement in whole or in part, the following Performance Graph and the Committee Report on Executive Compensation shall not be incorporated by reference into any such filings.

Comparative Stock Performance

         The graph below compares the cumulative total stockholder return on the Corporation's Common Stock since December 31, 1991 with the cumulative total return on the S&P 500 Index and a peer group of eight companies which are identified in footnote (1) below and are engaged in the manufacture of television, radio and communications equipment (the "Peer Group") over the same period (assuming the investment of $100 in the Corporation's Common Stock, the S&P 500 Index and the Peer Group on January 1, 1992, and reinvestment of all dividends). The cumulative total return for the Peer Group has been weighted according to the respective Peer Group member's stock market capitalization at the beginning of each period for which a return is indicated. The cumulative total stockholder return represents the value that such investments would have had on December 31, 1996. Total return calculations for the S&P 500 Index and for the Peer Group were performed by Standard & Poor's Compustat Services, Inc.


                           S&P 500               Geotek
                            Index            Communications        Peer Group

December 1991                100                  100                 100
December 1992               107.62               239.26              98.08
December 1993               118.46               900.00             185.06
December 1994               120.03               492.86             109.92
December 1995               165.13               360.69             130.52
December 1996               203.05               407.14             116.67

         (1) The Peer Group consists of the following publicly traded companies which are engaged in providing wireless communications and/or paging services and set forth in parenthesis after the name of each company is the return year during which such company is first included in the Peer Group: Dialpage Inc.
(1993), Metricom Inc. (1993), Nextel Communications (1993), Onecomm Corp.
(1994), Pittencrieff Communications (1994), Qualcomm Inc. (1992), Racotek Inc.
(1994) and Vanguard Cellular Systems, Inc. (1990).

Committee Report on Executive Compensation

Overview and Philosophy

         During 1996, the Compensation Committee of the Board of Directors was composed of Messrs. Auch, Churchill, Griffin and Eitan. The Compensation Committee is responsible for developing and making recommendations to the Board with respect to the Corporation's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Corporation. Decisions with respect to awards of stock options to executive officers under the Corporation's stock option plans are made by the 16b-3 Committee. The members of the 16b-3 Committee for 1996 were Messrs. Auch and Griffin. The Compensation Committee and the 16b-3 Committee are referred to collectively as the "Committees."

         The Corporation's Executive Compensation Program is based on guiding principles designed to align executive compensation with the values and objectives, business strategy, management initiatives, and the business and financial performance of the Corporation. In applying these principles the Committees have established a program to:

                  o Attract and retain key executives critical to the long-term success of the Corporation and each of its business groups.

                  o Reward executives for long-term strategic management and the enhancement of stockholder value.

                  o Integrate compensation programs with both the Corporation's annual and long-term strategic planning and measuring processes.

                  o Support a performance-oriented environment that rewards achievement with respect to the Corporation's goals and also as compared to others in the industry.

         The Corporation has devoted, and continues to devote, substantial financial and management resources to the development and roll-out of its integrated, digital wireless communications network in major markets throughout the United States. Much of the Corporation's current wireless communications operations are in an early stage, require significant capital expenditures and have generated relatively small revenues to date. As a consequence of the stage of the Corporation's wireless communications operations, many traditional corporate performance measures are not representative of the contributions made to the Corporation by individual executive officers of the Corporation. Thus, in making compensation decisions, the Committees focus on the individual contributions of executive officers to the Corporation's strategic goals, including, but not limited to, the formation of strategic alliances, the raising of capital, the acquisition of operating subsidiaries and the execution by such officers of the Corporation's business plan. The Committees use their discretion to set executive compensation where, in their judgment, external, internal or an individual's circumstances warrant it. The Committee intends to implement more traditional corporate performance measures in making compensation decisions as the roll-out of the Corporation's integrated digital voice and data wireless communications network in over 42 United States markets proceeds.

         The Committees also periodically review the compensation policies of other similarly situated companies, as set forth in the proxy statements of such companies, to determine whether the Corporation's compensation decisions are competitive within the telecommunications and electronics industries, as well as with a broader group of companies of comparable size and complexity. This comparison group includes the companies included in the Peer Group. The Committees focus on companies engaged in these industries because these are the areas where the Corporation devotes a substantial portion of its efforts and resources.

Executive Officer Compensation Program

         The Corporation's executive officer compensation program is comprised of base salary, long-term incentive compensation in the form of stock options and various benefits, including medical and pension plans generally available to employees of the Corporation.

         Base Salary and Bonus. Base salary levels for the Corporation's executive officers are competitively set relative to companies in the telecommunications and electronics industries and other comparable companies. In determining salaries, the Compensation Committee also takes into account individual experience and performance and specific issues particular to the Corporation. The Compensation Committee generally sets base salary for executive officers at the median to low end of the range at which comparable companies compensate their executive officers. The Compensation Committee believes that executive officers should receive a substantial portion of their compensation in the form of discretionary bonuses and stock options as these types of compensation awards provide a better incentive to executive officers to achieve long-term value for the Corporation and its stockholders. The Committees believe they have achieved a proper balance between providing enough immediate cash compensation to retain and attract top quality managers and providing long term incentives, in the form of stock options and cash bonuses, to promote long-term growth for the Corporation's stockholders.

         Stock Option Plan. The Corporation's 1994 Option Plan, as proposed to be amended, is the Corporation's long-term incentive plan for executive officers and key managers. The objectives of the program are to align executive and stockholder long-term interests by creating a strong and direct link between executive pay and the Corporation's performance and to enable executives to develop and maintain a significant, long-term stock ownership position in the Corporation's Common Stock.

         The Corporation's 1994 Option Plan authorizes the Board of Directors or a designated committee thereof to award stock options to key executives. The 16b-3 Committee is responsible for the grant of stock options to the Corporation's executive officers. Stock options are granted at varying intervals at an option price equal to or greater than the fair market value of the Corporation's Common Stock on the date of grant, generally vest over three or five-year periods and have a ten-year term. Current options held by the executive officers are considered in determining the amount of awards to such executive officers. Because the Committees believe that the award of stock options is the best incentive for executive officers to promote long-term growth for the Corporation's stockholders, the Committees attempt to make the grant of stock options a substantial part of the executive officers' compensation. As a result, the number of options granted to the Corporation's executive officers tends to be in the median to high range of option grants to executive officers of comparable companies. The Committees believe these relatively high option grants allow the Corporation to attract and retain quality managers while paying relatively lower cash compensation.

         Benefits. The Corporation provides medical and pension benefits to its executive officers that are generally available to the Corporation's employees. The amount of perquisites, as determined in accordance with the rules of the Commission relating to executive compensation, did not exceed 10% of salary for the 1996 fiscal year. The Compensation Committee does not consider benefits and perquisites to be a significant portion of the Corporation's executive officer compensation.

         Section 162(m) of the IRC. In general, Section 162(m) of the IRC limits the ability of public corporations to deduct remuneration in excess of certain thresholds paid to certain executive officers. The Committees continuously monitor and review the compensation of the Corporation's highest paid executive officers to ensure that the Corporation's deduction for remuneration is not subject to the limitations imposed by Section 162(m) of the IRC.

Chief Executive Officer Compensation

         Mr. Eitan was appointed to the position of Chief Executive Officer in 1989. Until October 1996, Mr. Eitan served as the President and Chief Executive Officer of the Corporation pursuant to an employment agreement which will expire on March 31, 1998. In October 1996, Mr. Eitan was appointed Chairman of the Board while continuing to hold the position of Chief Executive Officer of the Corporation. Under this agreement, Mr. Eitan is paid a base salary of $275,000 per year. No bonus was payable to Mr. Eitan during 1996 pursuant to this formula. Mr. Eitan is also eligible to receive such additional bonuses (including stock grant awards and options) as determined by the Committees based upon the factors enumerated above. Mr. Eitan does not participate in the decision making of the Compensation Committee with regard to any discretionary bonuses which may be awarded to him. During 1996, Mr. Eitan received a discretionary bonus equal to $125,000. Finally, Mr. Eitan was granted options to purchase an additional 10,000 shares of Common Stock as compensation for his service on the Corporation's Board of Directors. This award was the same as that made to all other directors of the Corporation.

         The Committees feel that Mr. Eitan's compensation is appropriate in light of Mr. Eitan's leadership role in: (i) the development and implementation of the Corporation's wireless communications strategy, including the continued commercial roll-out of the Corporation's integrated digital voice and data wireless communications network; (ii) the development of strategic manufacturing and marketing relationships with HNS, Hyundai, IBM, and Mitsubishi; (iii) the raising of capital during the last several years through, among other things, the offer and sale of Preferred Stock and debt securities and the acquisition of lines of credit; (iv) the award to the Corporation's Korean joint venture of a national and regional digital licenses to provide trunked mobile radio services in Korea and the creation of FHMA equipment supply opportunities related thereto; and (v) the acquisition of additional radio spectrum. The Committees attribute much of the Corporation's success to the efforts of Mr. Eitan.

         Walter E. Auch
         Haynes G. Griffin

         Members of the Compensation Committee and the 16b-3 Committee

         Winston Churchill
         Yaron Eitan

         Members of the Compensation Committee

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consists of Messrs. Auch, Churchill, Griffin and Eitan. Mr. Eitan is the Corporation's Chairman and Chief Executive Officer. The 16b-3 Committee consists of Messrs. Auch and Griffin.

         In October 1992, Mr. Eitan purchased from the Corporation 100,000 shares of Common Stock and 100,000 warrants to purchase Common Stock, at an exercise price of $3.10 per share, for an aggregate purchase price of $185,000. Of such purchase price, $30,000 was paid in cash and the remainder was loaned by the Corporation to Mr. Eitan at an interest rate of prime plus 1%, to be paid within 12 months of the date of purchase (which date was subsequently extended). The Corporation forgave the repayment of a portion of this loan in 1995 and forgave the repayment of the balance of this loan in early 1996. The largest aggregate amount outstanding on this loan during 1996 was $91,405.

         On February 23, 1994, in connection with an investment in the Corporation by Vanguard, for which Mr. Griffin serves as President, the Corporation entered into a five-year management consulting agreement with Vanguard, pursuant to which Vanguard provided operational and marketing support to the Corporation for an aggregate of 300,000 shares of Common Stock per annum. The agreement was terminated in September 1996 and, in February 1997, the Corporation issued 156,985 shares of Common Stock to Vanguard in satisfaction of its remaining obligations under the Management Consulting Agreement.

         In March 1996, the Corporation issued and sold to certain affiliates of Mr. Churchill, $1.0 million principal amount of 12% Senior Subordinated Convertible Notes of the Corporation due 2001 (the "Convertible Notes") for an aggregate purchase price of $1.0 million. See "Security Ownership of Certain Beneficial Owners and Management."

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act) of the Common Stock and Preferred Stock as of May 21, 1997, for
(a) directors, the nominee for director and executive officers of the Corporation, (b) all directors and executive officers of the Corporation, as a group, and (c) each person who is known by the Corporation to own beneficially 5% or more of the Corporation's Common Stock. Certain of the information set forth below is derived, without independent investigation on the part of the Corporation, from filings made by such persons on Schedule 13D and Schedule 13G pursuant to Rule 13d-3. No director, nominee for director or executive officer of the Corporation beneficially owns any of the Corporation's Series K Stock, Series M Stock or Series O Stock. Except as otherwise noted, each person listed below has sole voting and dispositive power with respect to the shares of Common Stock listed next to such person's name.



                                                                                                                 Total Number of
                                                                                                              Shares of Common Stock
      Directors, Nominees                                                                                          Beneficially
    and Executive Officers                 Common   Series H   Series I    Series L   Series N    Series P            Owned(1)
    ----------------------                 ------   --------   --------    --------   --------    --------            --------
Judith C. Areen                                 0          0          0           0          0           0                  0
Walter E. Auch (3)                         25,394          0          0           0          0           0            120,394
Yoram Bibring(4)                          153,356          0          0           0          0           0            228,356
George Calhoun(5)                         213,794          0          0           0          0           0            481,574
Purnendu Chatterjee(6)                    680,572    444,445         20           0      5,000         500         13,703,098
Winston Churchill(7)                    1,023,330          0          0           0          0           0          1,349,390
Jonathan C. Crane(8)                        1,000          0          0           0          0           0             71,000
Yaron Eitan(9)                            497,970          0          0           0          0           0          1,840,599
Haynes G. Griffin(10)                   3,856,986          0          0     531,463          0           0          4,418,449
Richard Krants(11)                        380,573          0          0           0          0           0            485,573
Richard T. Liebhaber(12)                   10,000          0          0           0          0           0             56,666
Michael McCoy(8)                                0          0          0           0          0           0             26,000
Kevin W. Sharer(8)                              0          0          0           0          0           0             56,666
William Spier(13)                         658,853          0          0           0          0           0            698,853

All directors and executive officers    7,504,728    444,445         20     531,463      5,000         500         23,687,618
as a group (17 persons)(14)
Other Beneficial Owners
-----------------------
Hughes Network Systems, Inc.(15)                0          0          0           0          0           0          7,025,090
Merrill Lynch & Co., Inc.(16)           2,038,000          0          0           0          0           0          5,090,500
S-C Rig Investments-III(17)               680,572    444,445         20           0      5,000         500         13,703,098
Vanguard Cellular Systems, Inc.(18)     3,856,986          0          0     531,463          0           0          4,418,449
         -----------------------
         *Less than 1%


                                      Percentage      Percentage      Percentage     Percentage       Percentage
                                      of Class of     of Class of     of Class of    of Class of      of Class of     Percentage of
                                        Common          Series H        Series I        Series L        Series N     Class of Series
                                        Stock            Stock           Stock           Stock           Stock           P Stock
      Directors, Nominees            Beneficially    Beneficially     Beneficially   Beneficially     Beneficially     Beneficially
    and Executive Officers             Owned(2)         Owned            Owned           Owned            Owned            Owned
    ----------------------             -------          -----            -----           -----            -----            -----
Judith C. Areen                          *                0                0               0                0                0
Walter E. Auch (3)                       *                0                0               0                0                0
Yoram Bibring(4)                         *                0                0               0                0                0
George Calhoun(5)                        *                0                0               0                0                0
Purnendu Chatterjee(6)                 18.48%           100%             100%              0               9.1%            100%
Winston Churchill(7)                    2.20%             0                0               0                0                0
Jonathan C. Crane(8)                     *                0                0               0                0                0
Yaron Eitan(9)                          2.95%             0                0               0                0                0
Haynes G. Griffin(10)                   7.16%             0                0              50%               0                0
Richard Krants(11)                       *                0                0               0                0                0
Richard T. Liebhaber(12)                 *                0                0               0                0                0
Michael McCoy(8)                         *                0                0               0                0                0
Kevin W. Sharer(8)                       *                0                0               0                0                0
William Spier(13)                       1.14%             0                0               0                0                0

All directors and executive officers   30.64%           100%             100%             50%              9.1%            100%
as a group (17 persons)(14)
Other Beneficial Owners
-----------------------
Hughes Network Systems, Inc.(15)       10.31%            0                 0               0                0                0
Merrill Lynch & Co., Inc.(16)           7.93%            0                 0               0                0                0
S-C Rig Investments-III(17)            18.48%          100%              100%              0               9.1%            100%
Vanguard Cellular Systems, Inc.(18)     7.16%            0                 0              50%               0                0
         -----------------------
         *Less than 1%



(1) The Series H Stock is, under certain circumstances, convertible into Common Stock by dividing (x) the sum of the $90.00 per share stated value and any dividend arrearage by (y) $9.00 per share (as adjusted from time to time for certain events of dilution). As of May 21 1997, each share of Series H Stock was convertible into ten shares of Common Stock. The Series I Stock is, under certain circumstances, convertible into Common Stock by dividing (x) the sum of $500,000 per share stated value and any dividend arrearage by (y) $11.75 per share (as adjusted from time to time for certain events of dilution). As of May 21, 1997, each share of Series I Stock was convertible into 42,553 shares of Common Stock. The Series L Stock is, under certain circumstances, convertible into Common Stock by dividing (x) the sum of $9.408 per share stated value and any dividend arrearage by (y) 9.408 per share (as adjusted from time to time for certain events of dilution). As of May 21, 1997, each share of Series L Stock was convertible into one share of Common Stock. The Series N Stock is, under certain circumstances, convertible into Common Stock by dividing (x) the sum of the $1,000 per share stated value and any dividend arrearage by (y) $11.00 per share (as adjusted from time to time for certain events of dilution). As of May 21, 1997, each share of Series N Stock was convertible into approximately 91 shares of Common Stock. The Series P Stock is convertible into the number of shares of Common Stock as is determined by dividing (i) the sum of the $50,000 stated value per share of Series P Stock plus all unpaid dividends accrued and deemed to have accrued, if any, with respect to such shares of Series P Stock through the last dividend payment date by (ii) the lowest daily volume-weighted average price of the Corporation's Common Stock during the four (4) business days immediately preceding conversion multiplied by a conversion discount of (i) 100% for conversions prior to June 29, 1997, (ii) 95% for conversions after June 29, 1997 but prior to December 31, 1997, (iii) 90% for conversions after December 31, 1997 but prior to June 29, 1998, and (iv) 88% for conversions after June 29, 1998. The Series P Stock becomes convertible into Common Stock in stages during the fifteen (15) month period beginning April 1997 and remains convertible until December 31, 2001. As of May 21, 1997, twenty percent (20%) of the shares of Series P Stock were convertible into shares of Common Stock, with each such share of Series P Stock convertible into approximately 12,109 shares of Common Stock (assuming a conversion price of $4.1875 per share, the closing price of the Common Stock on such date). The number of shares indicated in each column refers only to issued and outstanding shares of such class or series.

(2) The percentage column represents the percentage of Common Stock beneficially owned, calculated in accordance with the Exchange Act, whether presently issued and outstanding or reserved for issuance pursuant to conversion or exercise of acquisition rights.

(3)      Mr. Auch holds 95,000 options which are currently exercisable.

(4)      Mr. Bibring holds 75,000 options which are currently exercisable.

(5)      Mr. Calhoun holds 267,780 options which are currently exercisable.

(6) Dr. Chatterjee is an affiliate of S-C Rig and, as such, may be deemed to beneficially own those securities held by S-C Rig. S-C Rig and certain of its affiliates are the record owners of 444,445 shares of Series H Stock which are convertible into 4,444,450 shares of Common Stock, 20 shares of Series I Stock which are convertible into 851,060 shares of Common Stock, 5,000 shares of Series N Stock which are convertible into 454,545 shares of common Stock, 500 shares of Series P Stock which are convertible into 1,210,945 shares of Common Stock (assuming a conversion price of $4.1875 per share, the closing price of the Common Stock on May 21, 1997), and warrants to purchase 5,831,526 shares of Common Stock. Dr. Chatterjee is also deemed to beneficially own options to purchase 200,000 shares of Common Stock held by one of his affiliates, XTec International, Inc. Dr. Chatterjee also holds 30,000 options which are immediately exercisable. Mr. Chatterjee's address is 888 7th Avenue, Suite 3300, New York, New York 10106.

(7) Mr. Churchill is principal of CIP Capital Management, Inc., the general partner of CIP Capital, L.P. ("CIP"), and, as such, may be deemed to beneficially own those securities held by CIP. CIP is the record holder of 636,826 shares of Common Stock and 10,800 options. Mr. Churchill also holds 206,667 options which are currently exercisable. Does not include 155,134 shares of Common Stock held by a trust for the benefit of Mr. Churchill's son, of which shares Mr. Churchill disclaims beneficial ownership. In addition, certain affiliates of Mr. Churchill own $1,000,000 principal amount of Convertible Notes, which are convertible into shares of Common Stock at a conversion price equal to $9.50 per share. As of May 21, 1997, the Convertible Notes and accrued and unpaid interest thereon were convertible into 108,593 shares of Common Stock.

(8) Mr. Crane currently holds 70,000 options which are currently exercisable.

(9) Mr. Eitan currently holds 1,342,629 options which are currently exercisable.

(10) Mr. Griffin is President of Vanguard and, as such, may be deemed to beneficially own these securities held by Vanguard. Vanguard is the record owner of 3,856,986 shares of Common Stock and 531,463 shares of Series L Stock, which are convertible into 531,463 shares of Common Stock. Mr. Griffin also holds 30,000 options which are currently exercisable. Mr. Griffin's address is 2002 Pisgah Church Road, Suite 300, Greensboro, North Carolina 27455.

(11) Includes 105,000 options which are currently exercisable and 2,700 shares held by Mr. Krants' children.

(12)     Mr. Liebhaber holds 46,666 options which are currently exercisable.

(13)     Mr. Spier holds 40,000 options which are currently exercisable.

(14) Includes 16,182,890 shares of Common Stock issuable upon the conversion of Series H Stock, Series I Stock, Series L Stock, Series N Stock, Series P Stock (assuming the Series P Stock is converted at a conversion price of $4.1875 per share, the closing price of the Common Stock on May 21, 1997) and the exercise of currently exercisable warrants and options.

(15) Consists of shares of Common Stock issuable upon conversion of the HNS Note. See "Certain Relationships and Related Transactions."

(16) Based on information contained in a Schedule 13G filed on February 14, 1997 on behalf of Merrill, Lynch & Co. Inc., Merrill Lynch Asset Management, L.P., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Group, Inc. and Princeton Services, Inc. Includes warrants to purchase 3,052,500 shares of Common Stock. Merrill Lynch & Co.'s address is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281.

(17) S-C Rig holds, or may be deemed to beneficially own, 444,445 shares of Series H Stock, 20 shares of Series I Stock, 5,000 shares of Series N Stock and 500 shares of Series P Stock, convertible in accordance with the Certificate of Designation of each such series into 4,444,450 shares of Common Stock, 851,060 shares of Common Stock, 454,545 shares of Common Stock and, within sixty (60) days of May 21, 1997, 1,210,945 shares of Common Stock, respectively, and warrants to purchase 5,831,526 shares of Common Stock. Certain of the shares of Series N Stock and Series P Stock are held of record by Winston Partners II, LDC, Winston Partners II, LLC and Winston Partners L.P., affiliates of S-C Rig. S-C Rig also may be deemed to beneficially own 230,000 options which are currently exercisable and are held by affiliates of S-C Rig. S-C Rig's address is 888 7th Avenue, New York, NY 10106.

(18) Vanguard is the record owner of 3,856,986 shares of Common Stock and 531,463 shares of Series L Stock, which are convertible into 531,463 shares of Common Stock. In addition, Vanguard may be deemed to beneficially own 30,000 options which are currently exercisable and are held by Mr. Griffin, Vanguard's President. Vanguard's address is 2002 Pisgah Church Road, Suite 300, Greensboro, NC 27455.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Set forth below is a description concerning transactions which may not otherwise be described herein by and between the Corporation and/or its affiliates and other persons or entities affiliated with the Corporation or its affiliates. The Corporation is of the view that each of such transactions was on terms no less favorable to the Corporation than would otherwise have been available to the Corporation in transactions with unaffiliated third parties, if available at all.

       S-C Rig/Chatterjee Group

       On December 15, 1993, the Corporation sold 444,445 shares of Series H Stock to S-C Rig, an entity affiliated with Messrs. George Soros and Purnendu Chatterjee, a director of the Corporation, for an aggregate consideration of $40,050,000. In connection with this transaction, the Corporation entered into a consulting agreement with The Chatterjee Group, an affiliate of S-C Rig ("Chatterjee Group"), pursuant to which Chatterjee Group provides certain advisory services for a fee of $25,000 per month. The agreement terminates on the earlier to occur of December 15, 2000 and such date that S-C Rig or one of its affiliates no longer beneficially owns 50% of the shares of the Common Stock into which the Series H Stock is convertible (calculated on a fully diluted basis).

       On April 5, 1996, the Corporation and S-C Rig entered into an agreement pursuant to which S-C Rig made a $40.0 million unsecured senior credit facility available to the Corporation. All borrowings under the credit facility were required to be made prior to April 5, 1998, were to accrue interest at a rate of 10% per annum and were to mature four years from the date of the final borrowing thereunder. The Corporation is obligated to pay S-C Rig a fee equal to 3% of each borrowing under the credit facility at the time of any such borrowing. In connection with the establishment of the credit facility, the Corporation issued to S-C Rig a five-year warrant to purchase 4,210,526 million shares of Common Stock (subject to adjustment in certain circumstances) at an exercise price of $9.50 per share (subject to adjustment in certain circumstances). On April 22, 1997, the Corporation and S-C Rig entered into an agreement to permit the Corporation to borrow funds under this credit facility until April 4, 1999 and to allow the Corporation five years from the date of its last such borrowing to repay the principal amount owed with respect thereto, at an interest rate of eight percent (8%) per annum. In addition, the Corporation agreed to extend, until April 2003, the expiration date of the warrants and to reset the exercise price thereof to $6.00 per share. At December 31, 1996, there were no borrowings under this credit facility.

       On June 20, 1996, the Corporation issued and sold to S-C Rig and certain of its affiliates 5,000 shares of Series N Stock and warrants to purchase 150,000 shares of Common Stock for an aggregate purchase price of $5.0 million. Further, on January 23, 1997, the Corporation issued and sold to S-C Rig and certain of its affiliates 500 shares of Series P Stock and warrants to purchase 850,000 shares of Common Stock for an aggregate purchase price of $25.0 million

       Metro Net

       On January 27, 1994, pursuant to an Agreement and Plan of Merger (the "Metro Net Agreement") with Metro Net and Metro Net's shareholders dated December 9, 1993, the Corporation issued 3,112,500 shares of Common Stock to the shareholders of Metro Net upon the merger of Metro Net into a newly formed wholly-owned subsidiary of the Corporation (the "Merger"). Pursuant to the terms of the Metro Net Agreement, Richard Krants, the President and Chief Executive Officer of Metro Net prior to the transaction, was appointed to the Corporation's Board of Directors at the effective time of the Merger. In connection with this transaction, the Corporation entered into a consulting agreement with Mr. Krants pursuant to which he agreed to provide consulting services related to the management and construction of the Corporation's Specialized Mobile Radio networks in exchange for annual consideration of $75,000 and an option to purchase 75,000 shares of Common Stock at a price of $9.50 per share vesting over three years. This consulting agreement was renewed for one year in December 1996, and provides for annual consideration of $75,000 payable to Mr. Krants.

       HNS

       In December 1995, Geotek Financing Corporation, a wholly-owned subsidiary of the Corporation ("GFC") and the Corporation entered into a loan agreement with HNS (as amended, the "HNS Loan Agreement") pursuant to which HNS agreed to provide to GFC up to $24.5 million of financing in the form of the HNS Note for use in connection with the purchase of licenses from the Federal Communications Commission. In October 1996, GFC borrowed all of the funds available under the HNS Loan Agreement. For a description of the terms of the HNS Note, see Proposal II.


                                      -25

       In September 1996, the Corporation and GFC entered into a vendor credit financing agreement (the "HNS Financing Agreement") and a manufacturing agreement (the "HNS Manufacturing Agreement") with HNS pursuant to which HNS agreed to manufacture certain of the components ("BSE") required for the construction of the Corporation's 900 MHz FHMA network equipment and to provide up to $100.0 million of financing to GFC for up to ninety percent (90%) of the purchase price of such portion of the BSE which are scheduled for delivery to the Corporation prior to June 30, 1999. Pursuant to the HNS Manufacturing Agreement, GFC is obligated to purchase at least fifty percent (50%) of the Corporation's domestic and international 900 MHz BSE requirements from HNS so long as GFC is permitted to finance such purchases under the HNS Finance Agreement. All borrowings under the HNS Financing Agreement accrue interest at a rate of eleven percent (11%) per annum and are required to be repaid in ten (10) equal semi-annual payments beginning on July 10, 1999. HNS will be granted a security interest in the BSE manufactured by HNS under the HNS Manufacturing Agreement and financed by HNS under the HNS Financing Agreement as security for GFC's obligations under the HNS Finance Agreement. As further security for GFC's obligations under the HNS Financing Agreement and the HNS Loan Agreement, GFC has pledged to HNS a $24.5 million intercompany note of Geotek License Holdings, Inc., a wholly-owned subsidiary of GFC and the capital stock of such subsidiary. In addition, the Corporation has guaranteed GFC's obligations under the HNS Financing Agreement.

       In connection with the execution of the HNS Financing Agreement, the Corporation issued to HNS warrants to purchase an aggregate of 2,500,000 shares of the Corporation's Common Stock (the "HNS Warrants") at exercise prices ranging from $8.6250 to $12.9375 per share. Subject to certain limitations, the HNS Warrants are exercisable at any time on or after the earlier of September 27, 1997 and the occurrence of a change in control of the Corporation. Unless exercised, the HNS Warrants automatically expire on September 27, 2003. The Corporation may, at its sole discretion, require the holders of the HNS Warrants to exercise the HNS Warrants following any period occurring after September 27, 2000, during which for ten (10) consecutive trading days the closing price of the Corporation's Common Stock equals or exceeds one hundred fifty percent (150%) (ranging from $12.9375 to $19.4063 per share) of the initial exercise price of the HNS Warrants.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Exchange Act ("Section 16") requires the Corporation's officers and directors and persons who own more than ten percent of a registered class of the Corporation's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Commission and to furnish the Corporation with copies of these reports.

       Based on the Corporation's review of the copies of these reports received by it, the Corporation believes that all Section 16 filings required to be made by the Reporting Persons for the period January 1, 1996 through December 31, 1996 were made on a timely basis.


                              STOCKHOLDER PROPOSALS

Stockholder Proposals for the 1998 Annual Meeting

         Any stockholder who intends to present a proposal for consideration at the Corporation's 1998 Annual Meeting of Stockholders must, on or before December 26, 1997, submit a proposal to the Corporation and notify the Corporation that the stockholder intends to appear personally at the Corporation's 1998 Annual Meeting of Stockholders to present the proposal in order to have the Corporation consider the inclusion of such proposal in the Corporation's 1998 proxy statement and form of proxy relating to the 1998 Annual Meeting. Reference is made to Rule 14a-8 under the Exchange

Act for information concerning the content and form of such proposal and the manner in which such proposal must be made.
Nominations of Persons for Election as Directors at the 1998 Annual Meeting

         Nominations for election to the Board of Directors at the Corporation's 1998 Annual Meeting of Stockholders may be made only in writing by a stockholder entitled to vote at the 1998 Annual Meeting of stockholders and must be addressed to the Secretary, Geotek Communications, Inc., 102 Chestnut Ridge Road, Montvale, New Jersey 07645. All nominations must be received by the Secretary on or before December 26, 1997, and must be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Section 14A of the Securities Exchange Act of 1934, as amended.

Annual Report to Stockholders

         A copy of the Corporation's Annual Report to Stockholders which contains copies of the Corporation's audited financial statements is being sent to stockholders with this Proxy Statement.

Annual Report on Form 10-K

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER, UPON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K. REQUESTS FOR THIS REPORT SHOULD BE ADDRESSED TO ROBERT VECSLER, SECRETARY OF GEOTEK COMMUNICATIONS, INC., 102 CHESTNUT RIDGE ROAD, MONTVALE, NJ 07645.

                                  OTHER MATTERS

         Management does not know of any other matters to come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.


                                            By Order of the Board of Directors,



                                            ROBERT VECSLER
                                            Secretary


         IT IS IMPORTANT THAT, IF YOU ARE A HOLDER OF SHARES OF COMMON STOCK OR VOTING PREFERRED STOCK, YOU RETURN YOUR SIGNED PROXY PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU ARE A HOLDER OF SHARES OF COMMON STOCK OR VOTING PREFERRED STOCK, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER PROXY SOLICITATION.

                                                                    MAY 30, 1997

                           GEOTEK COMMUNICATIONS, INC.
                     FOR THE HOLDERS OF GEOTEK COMMON STOCK
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
             1997 Annual Meeting of the Stockholders - July 16, 1997

         The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Randy Miller, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Common Stock held of record by the undersigned as of the close of business on May 21, 1997 at the 1997 Annual Meeting of Stockholders of the Corporation to be held on July 16, 1997, at 9:00 A.M., local time, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, "FOR" THE ITEM LISTED IN PROPOSAL III, "FOR" THE ITEM LISTED IN PROPOSAL IV, "FOR" THE ITEM LISTED IN PROPOSAL V, "FOR" THE ITEM LISTED IN PROPOSAL VI, AND "FOR" THE SEVENTH MATTER SET FORTH BELOW.

PROPOSAL I

1.       |_|      FOR all nominees for director named below.
         |_|      WITHHOLD AUTHORITY to vote.
         |_|      FOR all nominees for director named below, except WITHHOLD
                  AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through.

                  Nominees: JUDITH C. AREEN, WALTER E. AUCH, GEORGE CALHOUN, PURNENDU CHATTERJEE, WINSTON J. CHURCHILL, JONATHAN C. CRANE, YARON EITAN, HAYNES G. GRIFFIN, RICHARD KRANTS, RICHARD T. LIEBHABER AND WILLIAM SPIER will be considered nominees for election at the Annual Meeting.


PROPOSAL II

2. The approval of the Amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 200,000,000 shares of Common Stock.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN


PROPOSAL III

3.       The approval of the adoption of the Corporation's Employee Stock
         Purchase Plan.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

PROPOSAL IV

4. The approval of the Corporation's 1994 Stock Option Plan, as amended and restated.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

PROPOSAL V

5. The approval of the issuance of shares of Common Stock underlying the Corporation's Series O Convertible Preferred Stock, Series P Convertible Preferred Stock and certain warrants.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN


PROPOSAL VI

6. The ratification of Coopers & Lybrand L.L.P. as the Corporation's independent accountants for the 1997 fiscal year.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

7. The authority of the proxies, in their discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof.

                           |_|      FOR                       |_|      ABSTAIN

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


                                   DATED:_________________________________ 1997

                                   _______________________________________(SEAL)
                                   (Stockholder's Signature)
                                   _______________________________________(SEAL)
                                   (Stockholder's Signature)

                                   Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign such officer's name and title and affix the corporate seal, if any.


PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

                          GEOTEK COMMUNICATIONS, INC.
               FOR THE HOLDERS OF GEOTEK SERIES H PREFERRED STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
            1997 Annual Meeting of the Stockholders - July 16, 1997

         The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Randy Miller, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Common Stock held of record by the undersigned as of the close of business on May 21, 1997 at the 1997 Annual Meeting of Stockholders of the Corporation to be held on July 16, 1997, at 9:00 A.M., local time, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, "FOR" THE ITEM LISTED IN PROPOSAL III, "FOR" THE ITEM LISTED IN PROPOSAL IV, "FOR" THE ITEM LISTED IN PROPOSAL V, "FOR" THE ITEM LISTED IN PROPOSAL VI, AND "FOR" THE SEVENTH MATTER SET FORTH BELOW.

PROPOSAL I

1.       |_|      FOR all nominees for director named below.
         |_|      WITHHOLD AUTHORITY to vote.
         |_|      FOR all nominees for director named below, except WITHHOLD
                  AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through.

                  Nominees: JUDITH C. AREEN, WALTER E. AUCH, GEORGE CALHOUN, PURNENDU CHATTERJEE, WINSTON J. CHURCHILL, JONATHAN C. CRANE, YARON EITAN, HAYNES G. GRIFFIN, RICHARD KRANTS, RICHARD T. LIEBHABER AND WILLIAM SPIER will be considered nominees for election at the Annual Meeting.


PROPOSAL II

2. The approval of the Amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 200,000,000 shares of Common Stock.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN


PROPOSAL III

3.       The approval of the adoption of the Corporation's Employee Stock
         Purchase Plan.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

PROPOSAL IV

4. The approval of the Corporation's 1994 Stock Option Plan, as amended and restated.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

PROPOSAL V

5. The approval of the issuance of shares of Common Stock underlying the Corporation's Series O Convertible Preferred Stock, Series P Convertible Preferred Stock and certain warrants.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN


PROPOSAL VI

6. The ratification of Coopers & Lybrand L.L.P. as the Corporation's independent accountants for the 1997 fiscal year.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

7. The authority of the proxies, in their discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof.

                           |_|      FOR                       |_|      ABSTAIN

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


                                   DATED:_________________________________ 1997

                                   _______________________________________(SEAL)
                                   (Stockholder's Signature)
                                   _______________________________________(SEAL)
                                   (Stockholder's Signature)

                                   Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign such officer's name and title and affix the corporate seal, if any.


PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

                          GEOTEK COMMUNICATIONS, INC.
               FOR THE HOLDERS OF GEOTEK SERIES I PREFERRED STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
            1997 Annual Meeting of the Stockholders - July 16, 1997

         The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Randy Miller, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Common Stock held of record by the undersigned as of the close of business on May 21, 1997 at the 1997 Annual Meeting of Stockholders of the Corporation to be held on July 16, 1997, at 9:00 A.M., local time, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, "FOR" THE ITEM LISTED IN PROPOSAL III, "FOR" THE ITEM LISTED IN PROPOSAL IV, "FOR" THE ITEM LISTED IN PROPOSAL V, "FOR" THE ITEM LISTED IN PROPOSAL VI, AND "FOR" THE SEVENTH MATTER SET FORTH BELOW.

PROPOSAL I

1.       |_|      FOR all nominees for director named below.
         |_|      WITHHOLD AUTHORITY to vote.
         |_|      FOR all nominees for director named below, except WITHHOLD
                  AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through.

                  Nominees: JUDITH C. AREEN, WALTER E. AUCH, GEORGE CALHOUN, PURNENDU CHATTERJEE, WINSTON J. CHURCHILL, JONATHAN C. CRANE, YARON EITAN, HAYNES G. GRIFFIN, RICHARD KRANTS, RICHARD T. LIEBHABER AND WILLIAM SPIER will be considered nominees for election at the Annual Meeting.


PROPOSAL II

2. The approval of the Amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 200,000,000 shares of Common Stock.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN


PROPOSAL III

3.       The approval of the adoption of the Corporation's Employee Stock
         Purchase Plan.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

PROPOSAL IV

4. The approval of the Corporation's 1994 Stock Option Plan, as amended and restated.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

PROPOSAL V

5. The approval of the issuance of shares of Common Stock underlying the Corporation's Series O Convertible Preferred Stock, Series P Convertible Preferred Stock and certain warrants.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN


PROPOSAL VI

6. The ratification of Coopers & Lybrand L.L.P. as the Corporation's independent accountants for the 1997 fiscal year.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

7. The authority of the proxies, in their discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof.

                           |_|      FOR                       |_|      ABSTAIN

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


                                   DATED:_________________________________ 1997

                                   _______________________________________(SEAL)
                                   (Stockholder's Signature)
                                   _______________________________________(SEAL)
                                   (Stockholder's Signature)

                                   Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign such officer's name and title and affix the corporate seal, if any.


PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

                          GEOTEK COMMUNICATIONS, INC.
               FOR THE HOLDERS OF GEOTEK SERIES K PREFERRED STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
            1997 Annual Meeting of the Stockholders - July 16, 1997

         The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Randy Miller, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Common Stock held of record by the undersigned as of the close of business on May 21, 1997 at the 1997 Annual Meeting of Stockholders of the Corporation to be held on July 16, 1997, at 9:00 A.M., local time, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, "FOR" THE ITEM LISTED IN PROPOSAL III, "FOR" THE ITEM LISTED IN PROPOSAL IV, "FOR" THE ITEM LISTED IN PROPOSAL V, "FOR" THE ITEM LISTED IN PROPOSAL VI, AND "FOR" THE SEVENTH MATTER SET FORTH BELOW.

PROPOSAL I

1.       |_|      FOR all nominees for director named below.
         |_|      WITHHOLD AUTHORITY to vote.
         |_|      FOR all nominees for director named below, except WITHHOLD
                  AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through.

                  Nominees: JUDITH C. AREEN, WALTER E. AUCH, GEORGE CALHOUN, PURNENDU CHATTERJEE, WINSTON J. CHURCHILL, JONATHAN C. CRANE, YARON EITAN, HAYNES G. GRIFFIN, RICHARD KRANTS, RICHARD T. LIEBHABER AND WILLIAM SPIER will be considered nominees for election at the Annual Meeting.


PROPOSAL II

2. The approval of the Amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 200,000,000 shares of Common Stock.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN


PROPOSAL III

3.       The approval of the adoption of the Corporation's Employee Stock
         Purchase Plan.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

PROPOSAL IV

4. The approval of the Corporation's 1994 Stock Option Plan, as amended and restated.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

PROPOSAL V

5. The approval of the issuance of shares of Common Stock underlying the Corporation's Series O Convertible Preferred Stock, Series P Convertible Preferred Stock and certain warrants.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN


PROPOSAL VI

6. The ratification of Coopers & Lybrand L.L.P. as the Corporation's independent accountants for the 1997 fiscal year.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

7. The authority of the proxies, in their discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof.

                           |_|      FOR                       |_|      ABSTAIN

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


                                   DATED:_________________________________ 1997

                                   _______________________________________(SEAL)
                                   (Stockholder's Signature)
                                   _______________________________________(SEAL)
                                   (Stockholder's Signature)

                                   Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign such officer's name and title and affix the corporate seal, if any.


PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

                           GEOTEK COMMUNICATIONS, INC.
               FOR THE HOLDERS OF GEOTEK SERIES L PREFERRED STOCK
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
             1997 Annual Meeting of the Stockholders - July 16, 1997

         The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Randy Miller, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Common Stock held of record by the undersigned as of the close of business on May 21, 1997 at the 1997 Annual Meeting of Stockholders of the Corporation to be held on July 16, 1997, at 9:00 A.M., local time, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, "FOR" THE ITEM LISTED IN PROPOSAL III, "FOR" THE ITEM LISTED IN PROPOSAL IV, "FOR" THE ITEM LISTED IN PROPOSAL V, "FOR" THE ITEM LISTED IN PROPOSAL VI, AND "FOR" THE SEVENTH MATTER SET FORTH BELOW.

PROPOSAL I

1.       |_|      FOR all nominees for director named below.
         |_|      WITHHOLD AUTHORITY to vote.
         |_|      FOR all nominees for director named below, except WITHHOLD
                  AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through.

                  Nominees: JUDITH C. AREEN, WALTER E. AUCH, GEORGE CALHOUN, PURNENDU CHATTERJEE, WINSTON J. CHURCHILL, JONATHAN C. CRANE, YARON EITAN, HAYNES G. GRIFFIN, RICHARD KRANTS, RICHARD T. LIEBHABER AND WILLIAM SPIER will be considered nominees for election at the Annual Meeting.


PROPOSAL II

2. The approval of the Amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 200,000,000 shares of Common Stock.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN


PROPOSAL III

3.       The approval of the adoption of the Corporation's Employee Stock
         Purchase Plan.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

PROPOSAL IV

4. The approval of the Corporation's 1994 Stock Option Plan, as amended and restated.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

PROPOSAL V

5. The approval of the issuance of shares of Common Stock underlying the Corporation's Series O Convertible Preferred Stock, Series P Convertible Preferred Stock and certain warrants.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN


PROPOSAL VI

6. The ratification of Coopers & Lybrand L.L.P. as the Corporation's independent accountants for the 1997 fiscal year.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

7. The authority of the proxies, in their discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof.

                           |_|      FOR                       |_|      ABSTAIN

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


                                   DATED:_________________________________ 1997

                                   _______________________________________(SEAL)
                                   (Stockholder's Signature)
                                   _______________________________________(SEAL)
                                   (Stockholder's Signature)

                                   Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign such officer's name and title and affix the corporate seal, if any.


PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

                          GEOTEK COMMUNICATIONS, INC.
               FOR THE HOLDERS OF GEOTEK SERIES M PREFERRED STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
            1997 Annual Meeting of the Stockholders - July 16, 1997

         The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Randy Miller, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Common Stock held of record by the undersigned as of the close of business on May 21, 1997 at the 1997 Annual Meeting of Stockholders of the Corporation to be held on July 16, 1997, at 9:00 A.M., local time, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, "FOR" THE ITEM LISTED IN PROPOSAL III, "FOR" THE ITEM LISTED IN PROPOSAL IV, "FOR" THE ITEM LISTED IN PROPOSAL V, "FOR" THE ITEM LISTED IN PROPOSAL VI, AND "FOR" THE SEVENTH MATTER SET FORTH BELOW.

PROPOSAL I

1.       |_|      FOR all nominees for director named below.
         |_|      WITHHOLD AUTHORITY to vote.
         |_|      FOR all nominees for director named below, except WITHHOLD
                  AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through.

                  Nominees: JUDITH C. AREEN, WALTER E. AUCH, GEORGE CALHOUN, PURNENDU CHATTERJEE, WINSTON J. CHURCHILL, JONATHAN C. CRANE, YARON EITAN, HAYNES G. GRIFFIN, RICHARD KRANTS, RICHARD T. LIEBHABER AND WILLIAM SPIER will be considered nominees for election at the Annual Meeting.


PROPOSAL II

2. The approval of the Amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 200,000,000 shares of Common Stock.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN


PROPOSAL III

3.       The approval of the adoption of the Corporation's Employee Stock
         Purchase Plan.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

PROPOSAL IV

4. The approval of the Corporation's 1994 Stock Option Plan, as amended and restated.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

PROPOSAL V

5. The approval of the issuance of shares of Common Stock underlying the Corporation's Series O Convertible Preferred Stock, Series P Convertible Preferred Stock and certain warrants.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN


PROPOSAL VI

6. The ratification of Coopers & Lybrand L.L.P. as the Corporation's independent accountants for the 1997 fiscal year.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

7. The authority of the proxies, in their discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof.

                           |_|      FOR                       |_|      ABSTAIN

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


                                   DATED:_________________________________ 1997

                                   _______________________________________(SEAL)
                                   (Stockholder's Signature)
                                   _______________________________________(SEAL)
                                   (Stockholder's Signature)

                                   Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign such officer's name and title and affix the corporate seal, if any.


PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

                          GEOTEK COMMUNICATIONS, INC.
               FOR THE HOLDERS OF GEOTEK SERIES N PREFERRED STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
            1997 Annual Meeting of the Stockholders - July 16, 1997

         The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints Robert Vecsler and Randy Miller, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Common Stock held of record by the undersigned as of the close of business on May 21, 1997 at the 1997 Annual Meeting of Stockholders of the Corporation to be held on July 16, 1997, at 9:00 A.M., local time, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, "FOR" THE ITEM LISTED IN PROPOSAL III, "FOR" THE ITEM LISTED IN PROPOSAL IV, "FOR" THE ITEM LISTED IN PROPOSAL V, "FOR" THE ITEM LISTED IN PROPOSAL VI, AND "FOR" THE SEVENTH MATTER SET FORTH BELOW.

PROPOSAL I

1.       |_|      FOR all nominees for director named below.
         |_|      WITHHOLD AUTHORITY to vote.
         |_|      FOR all nominees for director named below, except WITHHOLD
                  AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through.

                  Nominees: JUDITH C. AREEN, WALTER E. AUCH, GEORGE CALHOUN, PURNENDU CHATTERJEE, WINSTON J. CHURCHILL, JONATHAN C. CRANE, YARON EITAN, HAYNES G. GRIFFIN, RICHARD KRANTS, RICHARD T. LIEBHABER AND WILLIAM SPIER will be considered nominees for election at the Annual Meeting.


PROPOSAL II

2. The approval of the Amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 200,000,000 shares of Common Stock.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN


PROPOSAL III

3.       The approval of the adoption of the Corporation's Employee Stock
         Purchase Plan.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

PROPOSAL IV

4. The approval of the Corporation's 1994 Stock Option Plan, as amended and restated.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

PROPOSAL V

5. The approval of the issuance of shares of Common Stock underlying the Corporation's Series O Convertible Preferred Stock, Series P Convertible Preferred Stock and certain warrants.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN


PROPOSAL VI

6. The ratification of Coopers & Lybrand L.L.P. as the Corporation's independent accountants for the 1997 fiscal year.

         |_|      FOR             |_|     AGAINST               |_|      ABSTAIN

7. The authority of the proxies, in their discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof.

                           |_|      FOR                       |_|      ABSTAIN

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.


                                   DATED:_________________________________ 1997

                                   _______________________________________(SEAL)
                                   (Stockholder's Signature)
                                   _______________________________________(SEAL)
                                   (Stockholder's Signature)

                                   Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign such officer's name and title and affix the corporate seal, if any.


PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.